UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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EMCOR GROUP, INC.

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EMCOR GROUP, INC.
301 Merritt Seven
Norwalk, Connecticut 06851

NOTICE OF ANNUAL MEETING

To the Stockholders of EMCOR Group, Inc.
The Annual Meeting of Stockholders of EMCOR Group, Inc. will be held in the Town Hall Conference Room, 301 Merritt Seven, Norwalk, Connecticut on Wednesday, June 11, 2015 at 10:00 A.M. (local time) for the following purposes:
1.
To elect ten directors to serve until the next annual meeting and until their successors are duly elected and qualified.

2.
To consider a non-binding advisory resolution approving executive compensation.

3.
To approve the material terms of the performance goals, as modified, in the Company’s 2010 Incentive Plan.

4.
To ratify the appointment of Ernst & Young LLP as independent auditors for 2015.

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To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 16, 2015 as the record date for determination of stockholders entitled to receive notice of, and to vote at, our Annual Meeting and any adjournment thereof.
Your attention is respectfully directed to the accompanying Proxy Statement.
By Order of the Board of Directors
Sheldon I. Cammaker
Corporate Secretary
Norwalk, Connecticut
April 29, 2015

EMCOR GROUP, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS
What is the purpose of this Proxy Statement?
The EMCOR Board of Directors is soliciting proxies from holders of our Common Stock to vote on the Proposals to be considered at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on June 11, 2015.
What is the Notice of Internet Availability of Proxy Materials?
We have elected to provide access to our proxy materials on the Internet, consistent with the rules of the Securities and Exchange Commission. Accordingly, we are mailing a Notice of Internet Availability of Proxy Materials to our stockholders. You can access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or you may request printed versions of our proxy materials for the Annual Meeting. Instructions on how to access our proxy materials on the Internet or to request printed versions are provided in the Notice of Internet Availability of Proxy Materials. In addition, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
The Notice of Internet Availability of Proxy Materials is a document that:
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Indicates that our Notice of 2015 Annual Meeting of Stockholders and Proxy Statement and our 2014 Annual Report are available at www.proxyvote.com;

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Provides instructions on how holders of our Common Stock may vote their shares; and

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Indicates how holders of our Common Stock may request printed copies of these materials, including the proxy card or a voting instruction form.

We will begin distributing the Notice of Internet Availability of Proxy Materials on or about April 29, 2015.
For those stockholders who have requested printed copies, we will first send or deliver copies of the proxy materials for our Annual Meeting and our 2014 Annual Report on or about April 29, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
We have sent or are sending the Notice of Internet Availability of Proxy Materials, which indicates that this Notice of 2015 Annual Meeting of Stockholders and Proxy Statement and our 2014 Annual Report will be made available at www.proxyvote.com. If you wish to receive paper or e-mail copies of any of these materials, please follow the instructions on your Notice of Internet Availability of Proxy Materials. These materials are also available on our website at www.emcorgroup.com/proxyannualreport.

What items of business will be voted on at the Annual Meeting?
At the meeting, we will:
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Vote for the election of 10 directors;

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Consider a non-binding advisory resolution approving executive compensation, as described in the “Compensation Discussion and Analysis”, executive compensation tables, and accompanying narrative disclosures below;

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Consider approval of the material terms of the performance goals, as modified, in the Company’s 2010 Incentive Plan; and

4.
Consider the ratification of the appointment of Ernst & Young LLP to serve as our independent auditors for 2015.

Who is entitled to vote at the Annual Meeting?
Holders of our Common Stock as of the record date of April 16, 2015 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the meeting.
How does the Board of Directors recommend holders of Common Stock vote on the business of the meeting?
The Board of Directors recommends stockholders vote their shares:
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“FOR” the election of each of the 10 director nominees identified in this Proxy Statement;

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“FOR” the adoption of the advisory resolution approving executive compensation;

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“FOR” approval of the material terms of the performance goals, as modified, in the Company’s 2010 Incentive Plan; and

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“FOR” the ratification of the appointment of Ernst & Young LLP to serve as our independent auditors for 2015.

How many shares can vote at the Annual Meeting?
At the close of business on April 16, 2015, we had 62,688,874 shares of Common Stock outstanding, and each of those shares is entitled to one vote.
How many shares must be present or represented at the Annual Meeting to conduct business?
Under our Amended and Restated By-laws, the holders of a majority of our shares of Common Stock outstanding on the record date, present in person or by proxy at the Annual Meeting, constitute a quorum to conduct business at the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum.
What vote is required to approve each of the items of business?
A majority of the votes cast is required for the election of directors in an uncontested election (which is the case for the election of directors at the Annual Meeting). A majority of the votes cast means that the number of votes cast “for” a nominee must exceed the number of votes cast “against” that nominee. Our Corporate Governance Guidelines contain details and procedures to be followed in the event one or more director nominees do not receive a majority of the votes cast at the Annual Meeting.
The affirmative vote of the holders of a majority of the shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve items 3 and 4 above, and any other matter that may properly come before the meeting.
Because we are asking in item 2 above for a non-binding, advisory vote approving our executive compensation, there is no “required vote” that would constitute approval. We value the opinions expressed by our stockholders on this advisory vote, and our Board of Directors’ Compensation and Personnel Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the votes cast “for” and “against” when designing our compensation programs and making future compensation decisions for our named executive officers. Abstentions and broker non-votes, if any, will not have any effect on the results of those deliberations.
The Board recommends a vote “FOR” election of each of the director nominees listed in this Proxy Statement for director, “FOR” approval of the compensation of our named executive officers, “FOR” approval of the material terms of the performance goals, as modified, in the 2010 Incentive Plan, and “FOR” ratification of Ernst & Young LLP as our independent auditors for 2015.
How can I vote my shares at the Annual Meeting?
Voting by Proxy
Holders of our Common Stock may submit a proxy by:
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following the instructions on the Notice of Internet Availability of Proxy Materials to vote by telephone or the Internet; or

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completing, signing, dating and returning the proxy card or voting instruction form by mail.

Anthony J. Guzzi, Sheldon I. Cammaker and Mark A. Pompa (the “proxy holders”) have been designated by our Board of Directors to vote the shares represented by proxy at the Annual Meeting. Messrs. Guzzi, Cammaker and Pompa are executive officers of the Company, and Mr. Guzzi is also a director nominee.
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The proxy holders will vote the shares represented by your valid and timely received proxy in accordance with your instructions.

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If you do not specify instructions on your signed proxy when you submit it, the proxy holders will vote the shares represented by the proxy in accordance with the recommendations of our Board of Directors on each item of business identified on page 2.

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If any other matter properly comes before the Annual Meeting, the proxy holders will vote the shares represented by proxy on that matter in their discretion.

If your shares are held in a brokerage account in your broker’s name or in the name of a bank or other nominee (this is called “street name”), please follow the voting instructions provided by your bank, broker or other nominee. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other nominee, or you can sign, date and return a voting instruction form to your bank, broker or other nominee. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other nominee must vote your shares as you have directed. If you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee.
Voting other than by Proxy
While we encourage voting in advance by proxy, record holders of our Common Stock also have the option of voting their shares in person at the Annual Meeting.
Can I change my vote or revoke my proxy after I return my proxy card?
You may change your vote or revoke your proxy before the proxy is voted at the Annual Meeting by:
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sending written notice to Corporate Secretary, EMCOR Group, Inc., 301 Merritt Seven, Norwalk, CT 06851;

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timely delivery of a valid later-dated proxy or a later-dated vote by telephone or on the Internet; or

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if you are a record holder, attending the Annual Meeting and voting in person.

If you hold your shares in street name, you may submit new voting instructions by contacting your broker or other holder of record.

What effect do abstentions and broker non-votes have on the items of business?
An abstention on items 1 and 2 identified on page 2 will have no effect on the voting results for those items. An abstention on item 3 or item 4 identified on page 2 will have the effect of a vote against that item.
Broker non-votes may occur because certain beneficial holders of our Common Stock hold their shares in “street name” through a broker or other nominee which is a member of the New York Stock Exchange. Under the rules of the New York Stock Exchange, the only item of business to be acted upon at our Annual Meeting with respect to which such broker or nominee will be permitted to exercise voting discretion is item 4, the ratification of the appointment of Ernst & Young LLP to serve as our independent auditors for 2015. Therefore, if a beneficial holder of our Common Stock does not give the broker or nominee specific voting instructions on items 1, 2, or 3, the holder’s shares will not be voted on that item and a broker non-vote will occur. Broker non-votes will have no effect on the voting results for such items of business.
Who will count the votes?
We have retained Broadridge Financial Solutions, Inc. for the receipt, validation and tabulation of the votes at the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We will publish the results of the voting in a Current Report on Form 8-K within four business days of the Annual Meeting.
What is Householding?
Stockholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. We agree to deliver promptly, upon written or oral request, a set of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. Stockholders will continue to receive separate proxy cards. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 800-542-1061 or in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
COMPANY INFORMATION AND MAILING ADDRESS
We are a Delaware corporation. Our mailing address is EMCOR Group, Inc., 301 Merritt Seven, Norwalk, CT, 06851, and our telephone number is (203) 849-7800. Our website address is www.emcorgroup.com. References in this proxy statement to “EMCOR,” “Company,” “we,” “us” and “our” refer to EMCOR Group, Inc. and our consolidated subsidiaries, unless the context requires otherwise. Information on our website is not intended to be incorporated into this Proxy Statement.

CORPORATE GOVERNANCE
We have a long history of good corporate governance practices that has greatly aided our long-term success. Our Board of Directors, which we sometimes refer to as our “Board”, and our management have recognized for many years the need for sound corporate governance practices in fulfilling their respective duties and responsibilities to our stockholders. Our Board and management have taken numerous steps to enhance our policies and procedures to comply with the corporate governance listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission.
Corporate Governance Guidelines. Our Corporate Governance Guidelines provide the framework for our governance. The Nominating and Corporate Governance Committee of our Board, which we refer to as the “Corporate Governance Committee”, regularly reviews corporate governance developments and makes recommendations to our Board with respect to modifications to our Corporate Governance Guidelines.
We have recently amended our By-Laws and/or Corporate Governance Guidelines to address majority voting in uncontested director elections, Board leadership, a mandatory retirement age for directors, and, for our directors and named executive officers, stock ownership guidelines and hedging and pledging prohibitions with respect to our securities in the following respects:
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Majority Voting. Under our By-Laws a majority of the votes cast is required for the election of directors in an uncontested election (which is the case for the election of directors at the Annual Meeting). A majority of the votes cast means that the number of votes cast “for” a nominee must exceed the number of votes cast “against” that nominee. Each director nominee is required to deliver to the Company an irrevocable contingent resignation in advance of the distribution of the proxy materials for an annual meeting at which the director is expected to be nominated for election. If a director nominee does not receive a majority of the votes cast in an uncontested election, our Corporate Governance Committee is to recommend whether to accept or reject that director’s resignation and/or whether to take other action. The Board is, within 90 days of the certification of the election results and after consideration of the Corporate Governance Committee’s recommendation, to make a determination whether to accept the resignation and/or take such other action as the Board determines appropriate. The Corporate Governance Committee, in making its recommendation, and the Board, in making its determination, are to evaluate the best interests of the Company and its stockholders and may consider any factors or other information they deem relevant.

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Lead Director. The Chairman of the Board must be an independent director unless the Board otherwise concludes that the best interests of our stockholders would be otherwise better served. A Lead Director is appointed when the Chairman is not independent, and a Lead Director may be appointed in other instances if the Board so determines. Our Chairman of the Board, Mr. Stephen W. Bershad, is independent, and, accordingly, we do not have a Lead Director.

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Director Retirement Policy. Unless waived, a director may not be nominated for re-election as a director if he has or will have reached age 76 when he would otherwise stand for election.

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Stock Ownership Guidelines. In an effort to further align the interests of our non-employee directors and executive officers with our stockholders, stock ownership guidelines have been adopted for our directors and for our named executive officers requiring them to own and retain a significant financial stake in the Company’s Common Stock. Under the guidelines each non-employee director who served on October 22, 2012 (the “Effective Date”), the date of adoption of the stock ownership guidelines, is expected to own by October 22, 2017 a number of shares equivalent in market value, as of the Effective Date, to three times the directors’ annual cash retainer on that date, and our named executive officers who served on the Effective Date are expected to own by October 22, 2017 a number of shares equivalent in market value on the Effective Date based on their then respective annual base salaries, which number in the case of our chief executive officer is five times his annual base salary and in the case of our other named executive officers is three times such officer’s annual base salary. For purposes of determining compliance with the stock ownership guidelines, shares owned separately by the individual, owned jointly with or separately with an immediate family member residing in the same household, held in trust for him or members of his immediate family members, and restricted stock and restricted stock units are counted. A non-employee director who is first elected to the Board after the Effective Date is expected to own within five years of his/her election a number of shares equivalent in market value as of the date of his/her initial election to the Board to three times the director’s annual cash retainer in effect on the date of his election to the Board. An individual who is first elected Chief Executive Officer of the Company or Executive Vice President of the Company is expected to own, within five years of his/her election as such, a number of shares equivalent in market value as of the date of his/her election as such to five times or three times, respectively, his annual base salary in effect as of the date of his/her election as such.
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No Hedging and No Pledging Policy. We prohibit our directors and executive officers from participating in any hedging or monetization transaction involving Company securities. The policy also prohibits directors and executive officers from holding any Company securities in a margin account and from pledging their Company securities as collateral for a loan.

Independence of Directors. To assist our Board in determining the independence of each director, our Board has adopted categorical Standards for Determining Director Independence, a copy of which is attached to this Proxy Statement as Exhibit A and available at our website at www.emcorgroup.com. To be considered independent our Board must affirmatively determine that the director has no material relationship with us. Our Board has determined that nine of our ten directors are independent, including all members of the Audit Committee of our Board, which we refer to as the “Audit Committee”, the Compensation and Personnel Committee of our Board, which we refer to as the “Compensation Committee”, the Corporate Governance Committee of our Board, and the Risk Oversight Committee of our Board, which we refer to as the “Risk Oversight Committee”, as the term “independent” is defined by the listing standards of the New York Stock Exchange and all applicable rules and regulations of the Securities and Exchange Commission, and in the case of the Compensation Committee, for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. Our nine independent directors are: John W. Altmeyer, Stephen W. Bershad, David A. B. Brown, Larry J. Bump, Richard F. Hamm, Jr., David H. Laidley, Frank T. MacInnis, Jerry E. Ryan, and Michael T. Yonker. The other director is Anthony J. Guzzi, our President and Chief Executive Officer, who is not considered independent.
Executive Sessions of the Board. At regularly scheduled meetings of the Board, our independent directors meet without any Company representatives present.
Board Leadership Structure. Our Chairman of the Board, Mr. Stephen W. Bershad, was first elected Chairman on June 13, 2013. He served as our Lead Director from May 31, 2012 to June 13, 2013 and has served as a director since December 15, 1994. He presides at meetings of the Board and at annual meetings of stockholders and sets the agenda for our Board meetings in collaboration with our Chief Executive Officer. As Chairman and an independent director, Mr. Bershad, together with our other independent directors and our strong committee system, maintain effective oversight of management.
Board Committee Charters. Our Board has adopted written charters for its Audit Committee, Compensation Committee, Corporate Governance Committee, and Risk Oversight Committee. At least annually, each committee reviews its charter and recommends any proposed changes to the Board for approval. A copy of the charter of each committee is available on our website at www.emcorgroup.com.
Standards of Conduct. Our Code of Business Conduct and Ethics applies to all of our directors, officers and employees and those of our subsidiaries. In addition, our Board has adopted a separate Code of Ethics for our Chief Executive Officer and Senior Financial Officers which imposes additional ethical obligations upon them.
Stockholder Communications. Stockholders and other interested persons may communicate with members of our Board as a group, or with one or more members of our Board (including all independent directors) as a group, by writing to them c/o EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851, Attention: Corporate Secretary. Such communications will be forwarded to the individuals addressed. However, the Corporate Secretary will not forward communications to the Board that advocate illegal activity, are offensive or lewd, have no relevance to the business or operations of the Company, or constitute mass mailings, solicitations or advertisements. The Corporate Secretary will determine when a communication is not to be forwarded.

Policies and Procedures for Related Party Transactions. Under our written policy regarding transactions with related parties, which policy is contained in our Corporate Governance Guidelines, we generally require that any transaction involving $60,000 or more (a “Related Party Transaction”) be approved in advance by our Board or a committee of our Board if we are, or one of our subsidiaries is, a participant in the transaction and if any of the following persons has a direct or indirect material interest in the transaction:
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an executive officer;

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a director;

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a beneficial holder of 5% or more of our Common Stock, which we refer to as a “Significant Holder”;

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an immediate family member of an executive officer, director or Significant Holder; or

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an entity which is owned or controlled by one of the above persons or in which one of the above persons has a substantial ownership interest.

We refer to each of the foregoing as a “Related Party”.
The member of the Board who or whose immediate family member has an interest in the Related Party Transaction may not participate in the Board approval process. The Related Party must disclose any such proposed transaction, and all material facts relating to the transaction, to the Chairman of our Audit Committee and our General Counsel who is to communicate such information to our Board for its consideration. No such transaction is to be approved unless it is determined that the transaction is in, or is not inconsistent with, our best interests and the best interests of our stockholders.
However, if the transaction principally involves the provision of products and services by one of our subsidiaries in the ordinary course of its business to a Significant Holder, an immediate family member of a Significant Holder, or an entity owned or controlled by a Significant Holder or in which a Significant Holder or an immediate family member of a Significant Holder has a substantial ownership interest, the transaction does not need to be approved by the Board or a Board committee.
In order to ensure that material relationships and Related Party transactions have been identified, reviewed and disclosed in accordance with applicable policies and procedures, each director and executive officer also completes a questionnaire at the end of each fiscal year that requests confirmation that there are no material relationships or Related Party Transactions between such individual and the Company other than those previously disclosed to the Company. During the period January 1, 2014 to April 16, 2015 none of our directors and none of our executive officers engaged in a Related Party Transaction.
Availability of Corporate Governance Materials. Our categorical Standards for Determining Director Independence, Corporate Governance Guidelines, including the policies and procedures for Related Party Transactions, Code of Business Conduct and Ethics, Code of Ethics for our Chief Executive Officer and Senior Financial Officers, and other corporate governance materials may be obtained at our website at www.emcorgroup.com or by writing to us at 301 Merritt Seven, Norwalk, Connecticut 06851, Attention: Corporate Secretary.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
During 2014, our Board met 10 times, and committees of our Board held an aggregate of 16 meetings. Each director attended at least 75% of the meetings of our Board and committees on which he served during 2014. As provided in our Corporate Governance Guidelines, all directors are expected to attend annual meetings of stockholders, and all of our directors attended the 2014 annual meeting of stockholders.

Our Board has standing Audit, Compensation, Corporate Governance, and Risk Oversight Committees comprised solely of independent directors as defined in the listing standards of the New York Stock Exchange. The members and the principal responsibilities of these committees are as follows:
Audit Committee. The Audit Committee is comprised of Messrs. Bershad, Brown, Hamm and Laidley. Among other things, it is responsible for:
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engaging (subject to ratification by stockholders), overseeing, and discharging our independent auditors;

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setting our independent auditors’ fees;

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reviewing the scope and audit procedures of our independent auditors;

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approving audit and permitted non-audit services;

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reviewing with management and our independent auditors our annual and quarterly financial statements;

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receiving periodic reports from our independent auditors and management regarding the auditors’ independence;

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meeting with our management and independent auditors on matters relating to, among other things, major issues regarding accounting principles and practices and financial statement presentation, and the adequacy of our internal controls over financial reporting;

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reviewing our internal auditing and accounting personnel;

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advising our Board with respect to our policies and procedures regarding compliance with applicable laws and regulations; and

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discussing with our management and independent auditors guidelines and policies with respect to risk assessment and risk management, the Company’s major financial risk exposures, and steps management takes to monitor and control such exposures.

The Audit Committee met five times during 2014. Our Board has determined that each of the members of the Audit Committee, Messrs. Bershad, Brown, Hamm and Laidley, are “audit committee financial experts”, within the meaning of the rules of the Securities and Exchange Commission.
Compensation Committee. The Compensation Committee is comprised of Messrs. Bump, Hamm, Laidley, Ryan and Yonker. It is responsible for:
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overseeing the evaluation of our management and reviewing and advising our Board regarding the qualifications of individuals identified as candidates for positions as our chief executive officer, chief operating officer, chief financial officer, and general counsel and for the position of chief executive officer of each subsidiary whose proposed annual base salary is $400,000 or more;

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reviewing and approving corporate goals and objectives relevant to compensation for our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of those goals and objectives and, with input from our other independent directors, determining our Chief Executive Officer’s compensation based on this evaluation;

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reviewing and approving, based on proposals made by our Chief Executive Officer, compensation for our executive officers as well as the compensation for each of our and our subsidiaries’ other officers and employees whose proposed annual base salary is $400,000 or more and for approving, with input from our other independent directors, any employment, severance or similar contracts for our and our subsidiaries’ officers and employees whose proposed annual base salary is $400,000 or more; and

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making recommendations to our Board with respect to incentive compensation plans for our officers and other employees, and administering those plans and reviewing executive development plans.

During 2014, the Compensation Committee held three meetings.

Each year the Compensation Committee reviews the annual salaries of, and considers annual incentive awards for, our Chief Executive Officer and our other executive officers, each of whom is referred to in the Summary Compensation Table for Fiscal Years 2014, 2013 and 2012 on page 23, which we refer to as the “Summary Compensation Table”. It also reviews the annual salary of each of our and our subsidiaries’ other officers and employees whose proposed annual base salary is $400,000 or more. Our Chief Executive Officer makes recommendations to the Compensation Committee for salary adjustments for those individuals and for the payment of annual incentive awards to all our executive officers, who we refer to collectively as the “named executive officers”. Annual incentive awards for our named executive officers are based upon our performance in meeting pre-established financial objectives during our most recently completed year and an evaluation of the individual executive’s performance in meeting his pre-established personal goals and objectives for the most recently completed year. Our Chief Executive Officer participates in a portion of the meetings of our Compensation Committee and our entire Board during which these various compensation issues are discussed. The Compensation Committee considers our Chief Executive Officer’s recommendations regarding salary adjustments and payment of annual incentive awards, arrives at its own recommendations, and then with input from the other independent members of the Board, makes its determination regarding salary adjustments and payment of annual incentive awards. The final deliberations and determinations regarding salary adjustments and payment of annual incentive awards are made at meetings without any members of management present.
Our Long Term Incentive Plan, which we refer to as the “LTIP”, provides the methodology for computing a number of stock units annually granted to executives participating in the LTIP, including our named executive officers. The LTIP also provides for the grant of cash awards which, as set forth in the LTIP, are based upon us achieving an earnings per share objective for a measurement period of three years. The earnings per share objectives for measurement periods are, in accordance with the LTIP, set by the Compensation Committee after receiving recommendations of our Chief Executive Officer. The LTIP was proposed by management, reviewed by the Compensation Committee’s consultant Mercer, which we refer to as “Mercer”, and, after review and modification by the Compensation Committee, approved by it and the other independent directors. The LTIP is further discussed commencing on page 17 under “Compensation Discussion and Analysis”—“Long Term Incentive Plan” and under “Long Term Incentive Plan and Special Equity Awards” commencing on page 24 which follows the Summary Compensation Table on page 23.
Annually, during the first quarter of each year, the Compensation Committee establishes that year’s objectives for our financial performance and the personal goals and objectives for each of the named executive officers, upon which the payment of that year’s annual incentive awards for the executive is to be based, and the targeted annual incentive awards for each such executive, the LTIP earnings per share objective for a three year period commencing with that year, and LTIP targeted awards for each such executive. Those objectives and targeted awards are recommended by our Chief Executive Officer, and are reviewed by and ultimately established by the Compensation Committee, with input from the other independent members of the Board.
When incentive compensation plans for our named executive officers and other senior executives have been established, those plans have been proposed by management, reviewed by the Compensation Committee, and, at times, reviewed by Mercer. Mercer is a compensation consultant that the Compensation Committee has engaged annually since 2006 to advise the Compensation Committee with regard to the amount and form of compensation for our named executive officers and to review compensation plans for those officers. Mercer reviews the salaries and other compensation we pay to our named executive officers so that it may advise the Compensation Committee whether compensation paid to those executives is competitive with that paid to executives holding comparable positions at Mercer-selected companies, which are public companies engaged in providing specialty contracting, general construction, facilities, and industrial services, and/or manufacturing of electrical, HVAC and other construction products and which companies have a market capitalization and other financial characteristics similar to ours, are organized similarly to the way we are, are focused principally on the United States market as we are, and with which we may compete for management talent. Such companies are listed on page 14. Mercer also reports upon its assessment of the appropriateness and fairness of our compensation plans when compared to compensation plans for comparable executives at those comparable companies. For 2014, we paid Mercer approximately $164,000 for its services to the Compensation Committee. Mercer is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. (“Marsh”). We also use Mercer and other Marsh subsidiaries (“Other Marsh Subsidiaries”) for valuation and investment services, actuarial services, pension consulting, health and benefits consulting, and for insurance broking and risk consulting and paid Mercer and Other Marsh Subsidiaries an aggregate of approximately $1,157,000 for such services provided to us in 2014. Mercer and Other Marsh Subsidiaries have been retained by management for such matters since 1987, and such retention is not subject to Board or Compensation Committee approval.
Role of Compensation Consultants. As noted above, the Compensation Committee has engaged Mercer for several years to assist in the evaluation of executive officer compensation and compensation programs, and management has engaged Mercer and Other Marsh Subsidiaries to provide certain other services to us and to our subsidiaries. Mercer at the direction of the Compensation Committee has also provided information to the Board’s Corporate Governance Committee to assist it in making recommendations to the Board as to the amount and form of director compensation.
The Compensation Committee has considered whether the non-executive compensation services provided by Mercer and Other Marsh Subsidiaries to the Company create any conflicts of interest in light of Rule 10C-1 of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. Because of the policies and procedures that Mercer has in place, as well as the policies and procedures that the Compensation Committee has in place, the Compensation Committee has concluded that to the extent the work performed by Mercer and Other Marsh Subsidiaries may create a possible appearance of a conflict of interest, there are sufficient safeguards and policies in place to mitigate or eliminate any such conflict, and therefore, no conflict of interest exists.
The factors used by the Compensation Committee to determine that no conflict of interest exists include the following:
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the individual compensation consultant receives no incentive or other compensation based on the fees charged to the Company for other services provided by Mercer or Other Marsh Subsidiaries;

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the individual compensation consultant is not responsible for selling or providing other services of Mercer or Other Marsh Subsidiaries to the Company;

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Mercer’s professional standards prohibit the individual compensation consultant from considering any other relationships Mercer or its affiliates may have with the Company in rendering his or her advice and recommendations;

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the individual compensation consultant has direct access to the Compensation Committee without management intervention;

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the individual compensation consultant does not own any stock of the Company;

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the individual compensation consultant does not provide any services to us other than those provided at the direction of the Compensation Committee;

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there is no business or personal relationship between any Compensation Committee member or executive officer of the Company and the individual compensation consultant or Mercer;

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the amount of fees received by Mercer for the services provided to the Compensation Committee is less than .01% of the total revenues of Mercer; and

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all non-executive and non-director compensation services are provided by personnel of Mercer and Other Marsh Subsidiaries who are not involved in providing services at the direction of the Compensation Committee.

Corporate Governance Committee. The Corporate Governance Committee, comprised of Messrs. Brown, Bump, and Hamm, is charged with:
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leading the search for individuals qualified to become members of our Board, consistent with criteria approved by the Board and set forth in our Corporate Governance Guidelines;

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recommending to the Board nominees for election to the Board;

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developing and overseeing an annual self-evaluation process for the Board and its committees;

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making recommendations with respect to:

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corporate governance guidelines;

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compensation and benefits for non-employee directors; and

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matters relating to Board members’ retirement and removal, the number, function and membership of Board committees, director and officer liability insurance, and indemnity agreements between us and our officers and directors.

During 2014, the Corporate Governance Committee held four meetings.
The Corporate Governance Committee annually reviews compensation and other benefits for non-employee members of our Board. When the Corporate Governance Committee determines that a change in director compensation or benefits is appropriate, it submits such recommendation to the Board for its approval. Compensation arrangements for the Board are described commencing on page 40 under “Director Compensation”.
Risk Oversight Committee. The Risk Oversight Committee is comprised of Messrs. MacInnis, Ryan and Yonker. It is responsible for:
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discussing with management our risk assessment and risk management policies;

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reviewing and evaluating the process by which risk management is undertaken;

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reviewing and evaluating management’s identification of major risk exposures;

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reviewing and evaluating management’s program for risk management mitigation or remediation; and

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confirming, together with the Compensation Committee, that our compensation practices and programs do not encourage excessive or unnecessary risk.

During 2014, the Risk Oversight Committee held four meetings.
Board Risk Oversight. Our Board of Directors performs risk oversight primarily through its Risk Oversight Committee whose principal responsibilities are set out above. In addition, the Board also delegated to our Audit Committee responsibility for reviewing with management and our independent auditors guidelines and policies with respect to (i) risk assessment and risk management, (ii) our major risk exposures, and (iii) the steps management has taken to monitor and control such exposures. The Risk Oversight and Audit Committees receive periodic reports from our senior management, including our chief executive officer, chief financial officer, general counsel, and the head of our Internal Audit Department, and our auditors relating to risk assessment and risk management. Audit Committee members meet separately in executive session with representatives of our auditors and the head of our Internal Audit Department. In addition, the Chairpersons of the Audit and Risk Oversight Committees provide reports of their respective committee meetings to our Board. Our Board of Directors also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.
RECOMMENDATIONS FOR DIRECTOR CANDIDATES
The Corporate Governance Committee will consider recommendations for candidates for Board membership suggested by Corporate Governance Committee members, other members of our Board, and stockholders. A stockholder who wishes the Corporate Governance Committee to consider his/her recommendations for nominees for the position of director should submit his/her recommendations in writing to the Corporate Governance Committee, c/o Corporate Secretary, EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851, together with whatever supporting material the stockholder considers appropriate. The material, at a minimum, should include such background and biographical material as will enable the Corporate Governance Committee to make an initial determination as to whether the prospective nominee satisfies the criteria for directors set out in our Corporate Governance Guidelines. The Corporate Governance Guidelines are available at our website at www.emcorgroup.com. A stockholder may also nominate director candidates by complying with our By-Law provisions discussed on page 54 under “Other Matters”—“Stockholder Proposals.”

If the Corporate Governance Committee identifies a need to replace a current member of our Board, to fill a vacancy in our Board, or to expand the size of our Board, the process to be followed by the committee to identify and evaluate candidates includes:
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consideration of those individuals recommended by stockholders as candidates for Board membership and those individuals recommended in response to requests for recommendations made of Board members and others, including those suggested by any third party search firm retained by the Corporate Governance Committee, from time to time;

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meeting, from time to time, to evaluate biographical information and background material relating to candidates; and

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interviews of selected candidates by members of the Corporate Governance Committee.

As provided in our Corporate Governance Guidelines, in its assessment of each potential candidate, the Corporate Governance Committee is to consider the candidate’s achievements in his or her personal career, experience, wisdom, integrity, ability to make independent analytical inquiries, and understanding of the business environment. The Corporate Governance Committee will also take into account the willingness of a candidate to devote adequate time to board duties. The Corporate Governance Committee may also consider any other relevant factors that it may, from time to time, deem appropriate, including the current composition of our Board, the balance of management and independent directors, the need for Audit Committee expertise, and the evaluation of all prospective nominees. Candidates have been selected for, among other things, their integrity, independence, diversity of experience, leadership, and ability to exercise sound judgment. Prior experience involving issues relevant to the Company’s businesses are among the most significant criteria. Final approval of a candidate is determined by the full Board. Consistent with our Corporate Governance Guidelines, in selecting nominees to our Board of Directors, the Corporate Governance Committee considers the diversity of skills and experience that a potential nominee possesses and the extent to which such diversity would enhance the perspective, background, knowledge, and experience of our Board of Directors as a whole. The Corporate Governance Committee focuses on obtaining a diversity of professional expertise on our Board of Directors rather than a diversity of personal characteristics.
COMPENSATION DISCUSSION AND ANALYSIS
Overview
The objectives of our executive compensation program for our named executive officers, which officers are referred to in the Summary Compensation Table on page 23, are to attract, retain and motivate key executives with skills necessary to assure our long-term success. Broadly stated, the purposes of the key components of the program are:
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to reward named executive officers’ expertise and experience;

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to reward named executive officers’ performance that drives achievement of our short-term and long-term goals by providing a strong link between pay and performance; and

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to align named executive officers’ compensation with the interests of our stockholders.

The executive compensation program uses various compensation elements that are geared to both our short-term and long-term performance. In designing these rewards we have applied the following principles:
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compensation should reinforce our business strategy and long-term stockholder value creation;

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a significant portion of named executive officer total compensation should be at risk, tied to achievement of our financial objectives as well as the achievement of the named executive officer’s annual individual goals and objectives. When we exceed our financial objectives for the relevant performance period, we reward our named executive officers with incentive awards greater than their respective targeted incentive awards based on financial performance. When our financial performance does not meet the established financial objectives, our named executive officers receive either no incentive awards based on this criteria or incentive awards that are less than their targeted incentive awards. The Compensation Committee sets the objectives for a particular performance period;
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incentive compensation should reflect both our short-term and long-term financial performance;

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incentives should align the interests of our stockholders and named executive officers by paying a meaningful portion of incentive awards in equity; and

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incentive awards should serve as a recruitment and retention device so that named executive officers are motivated to join and stay with us.

The key components of our compensation program are:
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base salary and perquisites; the perquisites, which have been provided for more than 10 years, are principally dues reimbursement for a club where the named executive officer can entertain clients and other business contacts, term life insurance, an auto allowance and associated expenses, and a tax “gross up” on these perquisites;

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short-term incentives in the form of annual incentive awards; and

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longer-term incentives under our Long Term Incentive Plan, which we refer to sometimes as the “LTIP” and which is discussed below and, at times, other equity grants. These incentives principally come in the form of:

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annual equity LTIP awards in the form of a number stock units representing the right to receive an equal number of shares of our Common Stock which vest generally in three years; and

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performance-based cash incentive awards based on our financial performance during multi-year measurement periods; and

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certain retirement programs.

We also maintain a 401(k) Savings Plan. The 401(k) Plan provides retirement benefits to the named executive officers. For 2014, our annual contribution to the 401(k) Plan for each named executive officer was $13,390.
In addition, effective with calendar year 2013, we adopted a Voluntary Deferral Plan, a non-qualified deferred compensation plan offered to a select group of key employees, including our named executive officers. Elective deferrals of base salary or cash bonuses or other cash incentive compensation under the Voluntary Deferral Plan are credited to an unfunded bookkeeping account, which are also to be credited with Company matching credits and which may also be credited with Company supplemental credits.
Our 401(k) Savings Plan and Voluntary Deferral Plan are more fully described under “Retirement Plans, Severance Arrangements and Stock Options” on page 21.
In severance agreements with our named executive officers, we provide special compensation to each in the event his employment is terminated (i) by us without cause or (ii) by the named executive officer for good reason. (We have set forth the definition of the terms “cause” and “good reason” contained under “Severance Agreements” commencing on page 31).
The Compensation Committee has principal responsibility for setting the compensation for our named executive officers and other senior officers. To assist the Compensation Committee, annually it retains Mercer as a compensation consultant to review the compensation payable to our named executive officers. The assignments to Mercer are made by the Chairman of the Compensation Committee. To assist the Compensation Committee in its compensation discussions and decisions, which includes salary levels, targeted annual incentive awards, LTIP targeted performance-based cash incentive awards for multi-year periods, financial measurements for incentive awards, and equity awards, as discussed below, Mercer presents compensation information compiled from proxy data and Forms 8-K from companies in a comparator group of companies developed by Mercer with input from management. This information includes annual base salary, annual bonuses, long-term incentives, including stock option and equity awards, and targeted long-term incentive performance plan awards.
To assist the Compensation Committee in its compensation discussions and decisions for 2014, Mercer utilized compensation information from a comparator group of companies that consisted of the following 15 public companies engaged in providing specialty contracting, general construction, facilities, and industrial services, and/or manufacturing of electrical, HVAC and other construction products and which companies have a market capitalization and other financial characteristics similar to ours, are organized similarly to the way we are, are focused, in large part, on United States markets as we are, and with which we may compete for management talent.
ABM Industries Incorporated
AECOM Technology Corporation
Chicago Bridge & Iron Company N.V.
Dycom Industries, Inc.
Foster Wheeler AG
Granite Construction Incorporated
Jacobs Engineering Group, Inc.
KBR, Inc.
Lennox International, Inc.
MasTec, Inc.
Regal Beloit Corporation
TetraTech, Inc.
Tutor Perini Corporation
URS Corporation
Willbros Group, Inc.
We refer to these companies as the “Comparator Companies”. Because AECOM Technology Corporation and URS Corporation merged in 2014, Mercer recommended, and the Compensation Committee agreed, that, in compiling compensation information from other companies for its compensation discussions and decisions for 2015, Mercer drop those two companies from the comparator group and substitute Babcock & Wilcox Company and CH2 Hill Companies, Ltd.
Each year the Compensation Committee reviews the annual salaries of, and considers annual incentive awards for, our Chief Executive Officer and our other named executive officers. It also reviews the annual salaries of our other officers and employees and those of our subsidiaries whose proposed annual base salary is $400,000 or more. Our Chief Executive Officer participates in portions of the Compensation Committee’s meetings to make recommendations to the Compensation Committee for salary adjustments and for the payment of annual incentive awards. Payments of annual incentive awards for 2014 for the named executive officers are set out in the Summary Compensation Table on page 23 and were based upon our performance in meeting pre-established financial objectives for the year and an evaluation of the individual named executive officer’s performance in meeting his pre-established personal goals and objectives for the year. The Compensation Committee considers our Chief Executive Officer’s recommendations regarding salary adjustments and payment of annual incentive awards, considers the compensation information provided by Mercer, arrives at its own recommendations, and then with input from our other independent directors, makes its final determination regarding salary adjustments and payment of annual incentive awards at a meeting without any members of management being present.
Our Chief Executive Officer meets with the Compensation Committee during the first calendar quarter of each year to discuss for that year targeted annual incentive awards for each named executive officer and objectives for our financial performance for the year and personal goals and objectives of each named executive officer for the year upon which the payment of that year’s annual incentive awards are to be based. Targeted annual incentive awards for each of our named executive officers for the year, our financial goals for that year, and the personal goals and objectives for each such executive for that year are recommended by our Chief Executive Officer and are reviewed by and ultimately established by the Compensation Committee, together with input from our other independent directors, at a meeting without any members of management being present.

Because, as discussed below, our annual incentive awards to named executive officers are capped at no more than 250% of annual base salary and our equity awards provide for the award of stock units vesting, generally, over a three year period and the potential of a cash award depending on earnings over a three year period, our Board does not believe our named executive officers are encouraged to take excessive or unnecessary risk. In addition, our Board does not believe that our compensation policies and practices for employees generally are reasonably likely to have a material adverse effect on the Company.
Incentive awards based upon our financial results are made under our Annual Incentive Program and our Long Term Incentive Plan, subject to the performance terms and other applicable provisions of our Key Executive Incentive Bonus Plan and our 2010 Incentive Plan.
At our 2014 annual meeting of stockholders over 97% of the shares present at the meeting and voting “For” or “Against” were cast in favor of a resolution to approve, on an advisory basis, the compensation of our named executive officers as set out in our proxy statement for that meeting. Given this percentage of votes in favor of our executive compensation, the Compensation Committee determined that our stockholders strongly support our current compensation policies and programs and decided to keep our compensation practices in place for 2014.
Annual Base Salary
Annual base salary serves as a foundation of our compensation program. We determine the other key components of the program with reference to base salary, including annual and long-term incentives and termination payments.
We intend annual base salary and perquisites to reward the expertise and experience and sustained performance of our named executive officers, each of whom has been with us for more than ten years. Base salaries are reviewed annually, and we have generally increased named executive officer salaries to reflect promotions or increased responsibilities and cost of living increases, when appropriate, and to remain competitive with base salaries paid by Comparator Companies. For 2014, the base salaries of our named executive officers, Messrs. Anthony J. Guzzi, our President and Chief Executive Officer, Mark A. Pompa, our Executive Vice President and Chief Financial Officer, Sheldon I. Cammaker, our Executive Vice President, General Counsel, and Corporate Secretary, and R. Kevin Matz, our Executive Vice President—Shared Services, were increased by approximately 3.1%, 3.3%, 1% and 3.1%, respectively.
Annual Incentive Program
Annual incentive awards form a significant element of annual compensation under our compensation program. For more than the past five years named executive officer annual incentive awards have been based, in large part, on pre-established annual financial results emphasizing pay-for-performance. We expect annual incentive awards to motivate our named executive officers to improve performance on an annual basis. Such performance improvements should lead to sustained growth and ultimately to enhanced stockholder value.
For 2014, each named executive officer had a targeted annual incentive award based on 2014 financial results as well as a targeted annual incentive award based on his meeting certain pre-established personal goals and objectives. The maximum potential aggregate annual incentive awards payable for 2014 to Mr. Guzzi and Mr. Pompa were 250% and 220%, respectively, of their respective 2014 base salaries and to Messrs. Cammaker and Matz were 200% of their respective 2014 base salaries. We refer to a named executive’s maximum potential aggregate annual incentive awards sometimes as his “Maximum Potential Incentive Award.”
For Messrs. Guzzi and Pompa, their 2014 targeted annual incentive awards, based upon our meeting certain financial measurements for 2014, were 100% and 88%, respectively, of their respective annual base salaries, and for Messrs. Cammaker and Matz, their 2014 targeted annual incentive awards, based upon our meeting those 2014 financial measurements, were 80% of their respective 2014 annual base salaries. We refer to this targeted annual incentive award sometimes as the “Financial Target Bonus”. The exact amount of each named executive officer’s 2014 annual incentive award that we would pay based on our financial performance ranged from 0% to the maximum percentage of his annual base salary indicated in the immediately preceding paragraph, depending on our 2014 earnings per share and the ratio of our 2014 positive operating cash flow to our 2014 operating income. When we refer to earnings per share with respect to our Annual Incentive Program, we mean earnings per share on a diluted basis from continuing operations. However, in calculating such 2014 earnings per share and operating income for purposes of determining annual incentive awards there was, as provided in the program, to be excluded from such calculations (a) non-cash charges directly associated with the write-down of balance sheet values of assets, (b) investment banking, consulting, legal, and accounting fees and related disbursements directly associated with any proposed or consummated (i) sale or disposition of Company assets or securities or (ii) acquisition or investment, (c) the effect of any changes in statutory tax rates from those in effect on March 19, 2014, (d) restructuring charges due to a sale or closure of a subsidiary’s business, (e) the cumulative effect of any change in accounting principles, and (f) certain charges relating to withdrawal liabilities in connection with multi-employer pension plans and lump sum surcharges assessed by any multi-employer pension plan to ameliorate an underfunding in such plan. For the purpose of calculating operating cash flow, amounts that are the subject of clauses (a) through (f) above were, as provided in the program, to be excluded from such calculation. Mr. Guzzi, together with other named executive officers, developed proposed 2014 financial measurements on which to base the payment of the annual incentive awards based on financial measurements under our Key Executive Incentive Bonus Plan. Mr. Guzzi then proposed to the Compensation Committee the financial measurements. Our Compensation Committee considered the recommendations and established financial measurements for those annual incentive awards in March 2014, taking into account the recommendations of management, our 2014 budget, and annual earnings per share guidance for 2014 that we provided to the equity markets. No annual incentive award based on these financial measurements was to be payable unless we achieved earnings per share for 2014 (adjusted to exclude certain charges as described above in this paragraph, which earnings per share we refer to herein as “adjusted earnings per share”) in excess of  $1.75 and 2014 positive operating cash flow (adjusted to exclude certain charges as described above in this paragraph, which cash flow we refer to herein as “adjusted positive operating cash flow”) of at least 20% of 2014 operating income (adjusted to exclude certain charges as described above in this paragraph, which operating income we refer to herein as “adjusted operating income”). Consequently, the financial measurements emphasized earnings as well as positive operating cash flow—a measure of quality of earnings—and we linked it to guidance we provided to the equity markets.
The 2014 incentive award based on financial measurements, which could have been awarded to a named executive officer, whether at, above, or below his 2014 Financial Target Bonus, was determined in accordance with a matrix adopted by the Compensation Committee, which we refer to as the “Matrix” and which took into account 2014 adjusted earnings per share and the ratio of 2014 adjusted positive operating cash flow to 2014 adjusted operating income (the “2014 Cash Flow Ratio”). For example, if our 2014 adjusted earnings per share had been $2.40 (the low end of our 2014 earnings per share guidance of  $2.40 to $2.70 per share that was provided to the equity markets in February 2014), then, in accordance with the Matrix, the named executive officer’s 2014 Financial Target Bonus could have been awarded to him only if the 2014 Cash Flow Ratio was at least 50%. If 2014 adjusted earnings per share had been less than $2.40 (but greater than $1.75), each named executive officer could have been awarded an annual incentive award based on financial measurements, in accordance with the Matrix, greater or less than his Financial Target Bonus, the amount of which would depend upon the 2014 adjusted earnings per share and the 2014 Cash Flow Ratio (provided the 2014 Cash Flow Ratio was at least 20%). If 2014 adjusted earnings per share had been greater than $2.40, each named executive officer could have been awarded an annual incentive award based on financial measurements, in accordance with the Matrix, greater or lesser than his Financial Target Bonus, the amount of which would depend upon the 2014 adjusted earnings per share and upon the 2014 Cash Flow Ratio. The exact amount of this incentive award was determined by the intersection on the Matrix of 2014 adjusted earnings per share and the 2014 Cash Flow Ratio. In no event could an incentive award based on financial measurements have exceeded the named executive officer’s Maximum Potential Incentive Award. However, if, as indicated above, 2014 adjusted earnings per share had not been in excess of $1.75, or if the 2014 Cash Flow Ratio had been less than 20%, no annual incentive award based on financial measurements could have been paid to any named executive officer.
For 2014, our adjusted earnings per share were $2.61, and our 2014 Cash Flow Ratio was approximately 85% which, in accordance with the 2014 Matrix, permitted payment to each named executive officer the following approximate percentages of his 2014 annual base salary as an incentive award in respect of our 2014 financial performance: Mr. Guzzi, 175%; Mr. Pompa, 154%; and Messrs. Cammaker and Matz, each 140%. This was the actual annual incentive award made by the Compensation Committee to each named executive officer for 2014 in respect of our financial performance and was greater than his respective Financial Target Bonus.
In addition, as indicated above, under our Annual Incentive Program, during the first quarter of each calendar year, our Chief Executive Officer proposes for each of our other named executive officers such officer’s personal goals and objectives for the year, which are in addition to his normal duties and responsibilities. The Compensation Committee reviews those goals and objectives, which are subject to its approval. In the case of our Chief Executive Officer, the Compensation Committee and our Chief Executive Officer agree on his annual personal goals and objectives. Under the program we can pay a named executive officer an annual incentive award based on achieving his annual personal goals and objectives of up to two times a designated percentage of his annual base salary. In 2014, this designated percentage was for Mr. Guzzi, 25%, for Mr. Pompa, 22% and for Messrs. Cammaker and Matz, 20% each.
For 2014, the Compensation Committee made annual incentive awards to the named executive officers based upon achievement of their respective personal goals and objectives. Messrs. Guzzi and Pompa were awarded approximately 44% and 39% of their respective 2014 base salaries, and Messrs. Cammaker and Matz were each awarded approximately 35% of their respective 2014 base salaries, based upon achievement of their respective personal goals and objectives.
Each year’s incentive awards made to named executive officers on the basis of financial measurements and achievement of their respective personal goals and objectives follows our Chief Executive’s report to the Compensation Committee of our annual financial results and how each named executive officer performed in meeting his personal goals and objectives. The Compensation Committee, with input from the other independent directors, then determines the amounts to be paid to each named executive officer as his annual incentive awards. The determination of the annual incentive awards are made without any members of management present.
Under the terms of the program, the Compensation Committee could have, in its sole discretion, for 2014, reduced the payment of any named executive officer’s annual incentive award based on financial measurements even though those financial measurements called for payment of the percentages provided for in the Matrix. In the exercise of its discretion the Compensation Committee could have taken into account whatever factors it deemed appropriate in exercising negative discretion. The Compensation Committee, in its sole discretion, also could have awarded in respect of each named officer’s personal goals and objectives a percentage of his 2014 base salary ranging from zero to twice the percentage designated for him.
The 2014 aggregate annual incentive awards made to each named executive officer were less than his respective Maximum Potential Incentive Award and represented the following approximate percentage of his respective 2014 base salary: Mr. Guzzi, 219%; Mr. Pompa, 193%; and Messrs. Cammaker and Matz, each, 175%.
Long Term Incentive Plan
We provide a significant portion of our named executive officers’ compensation through our LTIP. The LTIP provides incentives which foster executive recruitment and retention, reward long-term financial performance, and align management and stockholder interests. Before we adopted the LTIP, Mercer advised the Compensation Committee that the LTIP as proposed should accomplish these objectives with its focus on long-term financial performance, cash and equity awards competitive with those granted by Mercer’s list of Comparator Companies, and use of equity for alignment with stockholder returns.
Each participant in the LTIP, including each named executive officer, is entitled each year to an award based on a multiplier (or percentage), which we refer to as the “Multiplier,” of his annual base salary rate at the end of the previous year. We refer to this award as the “LTIP Target Bonus”.
Specifically, the LTIP Target Bonus consists of:
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an annual award of a number of stock units to senior executives, including the named executive officers. This is the retention component. This number of stock units (in respect of which an equal number of shares of our Common Stock will be issued) generally vests on the third anniversary of the grant date of the stock units. The named executive officer is to receive a number of shares of our Common Stock equal in number to his annual grant of stock units approximately three years from the grant date as well as additional shares of our Common Stock equal to the cash dividends if any, that have been paid with respect to our Common Stock underlying the stock units awarded. The named executive officer will receive these shares, including the aforementioned dividend equivalent shares, only if he continues to be employed by us through the third anniversary of the grant date, unless his employment is terminated by us without cause, by him for good reason, or by reason of his death or disability or retirement at age 65 or older in which case he would receive those shares following the occurrence of that event. (We have set forth the definition of the terms “cause”, “good reason” and “disability” on page 34 in the Section entitled “Potential Post Employment Payments”—“Long Term Incentive Plan”.) Thus, a meaningful portion of the named executive officer’s total compensation is tied to our stock performance; and
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an award of a potential performance-based cash incentive award, which we refer to sometimes as the “LTIP Cash Target Bonus”, and which is the performance component. This component provides for the annual establishment of three year measurement periods. The award year and the two ensuing years make up each measurement period. Each named executive officer may receive a performance-based cash incentive award, depending upon how closely our actual aggregate earnings per share for the three year measurement period compare to a pre-established earnings per share objective for that measurement period. The Compensation Committee sets the earnings per share objectives. When we refer to “earnings per share” with respect to our LTIP, we mean earnings per share on a diluted basis. However, earnings per share with respect to three year measurement periods are to be computed without giving effect to (a) non-cash charges directly associated with the write-down of balance sheet values of assets, (b) investment banking, consulting, legal, and accounting fees and related disbursements directly associated with any proposed or consummated (i) sale or disposition of Company assets or securities or (ii) acquisition or investment, (c) the effect of any changes in statutory tax rates from those in effect on March 29, 2010, (d) restructuring charges due to a sale or closure of a subsidiary’s business, (e) the cumulative effect of any change in accounting principles, (f) with respect to three year measurement periods commencing on or after January 1, 2012, earnings per share are also to be computed without giving effect to charges relating to withdrawal liabilities in connection with multi-employer pension plans and lump sum surcharges assessed by any multi-employer pension plan to ameliorate an underfunding in such plan, and (g) with respect to three year measurement periods commencing on or after January 1, 2015, earnings per share are also to be computed by excluding income or losses from discontinued operations. We use the three year measurement period to extend a named executive officer’s focus over multiple-year periods. This is intended to help achieve positive sustained long-term financial results and to align the named executive officer’s interests with longer-term stockholder interests. If we achieve 100% of the earnings per share objective that the Compensation Committee has established for a measurement period, the named executive officer will receive 100% of his LTIP Cash Target Bonus. If we achieve 50% of the earnings per share objective for a measurement period, the named executive officer will receive 50% of his LTIP Cash Target Bonus. If we fail to achieve our minimum objectives of at least 50% of the pre-established earnings per share objective for a measurement period, no performance-based cash incentive award is payable in respect of that measurement period. If we achieve 120% or more of the pre-established earnings per share objective for a measurement period, the named executive officer will receive 200% of his LTIP Cash Target Bonus. For earnings per share falling between 50% and 100% of the earnings per share objective for the measurement period or between 100% and 120% of the earnings per share objective, the percentage of his LTIP Cash Target Bonus is interpolated from 50% to 100% of his LTIP Cash Target Bonus and from 100% to 200% of his LTIP Cash Target Bonus, respectively. The named executive officer would not be entitled to any performance-based cash incentive award for any measurement period in which his employment is terminated by us for cause or in which he leaves our employment without good reason. However, if, during a measurement period, his employment is terminated by us without cause, by him for good reason or by reason of his death, disability or retirement at age 65 or older, he would, nevertheless, be entitled to a pro rata amount of the performance-based cash incentive award that he would have received had he been employed by the Company for that measurement period.
Under the terms of the LTIP, we established for each LTIP participant, including each named executive officer, a Multiplier (or percentage) of his annual base salary rate. The Multiplier for each named executive officer, which is set out in the LTIP (subject to change annually by the Compensation Committee for each named executive officer), for 2014 was as follows: Mr. Guzzi, 300% (which was increased to 360% for 2015), Messrs. Pompa and Matz, each 150%, and Mr. Cammaker, 125%. Based upon compensation information provided by Mercer regarding awards to senior executives of Comparator Companies, the Compensation Committee concluded that the Multiplier for each named executive officer, when applied to a percentage of his annual base salary rate as of the end of the previous year, resulted in an LTIP Target Bonus for each named executive officer which was competitive with those provided by Comparator Companies.
The Compensation Committee believes this LTIP two-part retention and performance program provides a balance between market-based incentives and multi-year financial-based awards. Market-based incentives, such as equity awards, provide a strong link to stockholder value creation. Financial-based awards based upon multi-year periods provide a direct link to long-term corporate performance.
In addition, the Board believes that because part of each LTIP award is in stock units generally vesting three years from the grant date and the balance is payable in cash based on the Company’s financial performance over a three year period, which amount is capped based on a percentage of annual base salary rate, the LTIP does not encourage excessive or unnecessary risk taking by participants in the LTIP, including our named executive officers.
Under the terms of the LTIP, in 2012 the Compensation Committee established a measurement period consisting of calendar years 2012, 2013 and 2014 pursuant to which performance-based cash incentive awards may be paid to LTIP participants, including our named executive officers. The actual amount paid in respect of each participant’s LTIP Cash Target Bonus for this measurement period, 50% of the product of his Multiplier and his annual base salary rate as of December 31, 2011, was dependent upon how our Company’s earnings per share for that period measured up against the earnings per share objective for the period, which was $6.30 per share. Because our aggregate earnings per share for the 2012 – 2014 measurement period was $6.78, 107% of the $6.30 earnings per share objective for that measurement period, in accordance with the LTIP, each named executive officer, as well as each other participant in the LTIP, was paid in March 2015 135% of his LTIP Cash Target Bonus. The amount of the LTIP cash payment to each named executive officer is included under the “Non-Equity Incentive Plan Compensation” column for 2014 of the Summary Compensation Table on page 23.
On January 2, 2014, pursuant to the terms of the LTIP, each named executive officer, as well as each other participant in the LTIP, was awarded a number of stock units entitling him to receive in February 2017 an equal number of shares of our Common Stock provided he is continuously employed by us through January 2, 2017. However, if his employment is terminated by us without cause, by him for good reason, or by reason of his death, disability or retirement at age 65 or older, he will, nevertheless, be entitled to those shares. The number of stock units awarded to each named executive officer was determined by dividing 50% of the product of the named executive officer’s then Multiplier and his annual base salary rate as of December 31, 2013 by the closing price of a share of our Common Stock on the New York Stock Exchange on January 2, 2014. The aggregate grant date fair value of the stock units awarded in 2014 to each named executive officer based on Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 is included under the “Stock Awards” column for 2014 of the Summary Compensation Table on page 23 and under the “Grant Date Fair Value of Stock Awards” column of the Table entitled “Grants of Plan-Based Awards For Fiscal 2014” on page 26.
In March 2014, under the LTIP, the Compensation Committee also established for the measurement period consisting of the 2014 – 2016 calendar years an earnings per share objective of  $7.00. Each named executive officer’s LTIP Cash Target Bonus for that measurement period is 50% of the product of his annual base salary rate as of the end of 2013 and his Multiplier set out in the first paragraph above. The amounts set out in the Table entitled Grants of Plan-Based Awards in Fiscal Year 2014 on page 26 identified with footnote (4) indicates the range of LTIP performance-based cash incentive awards each named executive officer may receive in respect of the 2014 – 2016 measurement period if we achieve for that measurement period (i) the minimum earnings per share objective of  $3.50, (ii) the earnings per share objective of  $7.00, or (iii) at least 120% of the earnings per share objective, or $8.40. As indicated earlier, if we do not achieve the minimum earnings per share objective for the 2014 – 2016 measurement period, we will not pay any of the LTIP performance-based cash incentive awards identified in the Grants of Plan-Based Awards in Fiscal Year 2014 Table.
Special Equity Awards
In March 2014 the Compensation Committee decided to award to Messrs. Pompa and Matz 1,822 and 1,488 stock units, respectively, entitling each to receive an equal number of shares of our Common Stock provided he is employed by us until January 2, 2017. If the employment of Mr. Pompa or Mr. Matz is terminated by us without cause, if he terminates his employment with us for good reason, if there is a change in control of the Company, or if he dies or is disabled, then he or his estate shall be promptly issued those shares. In the event of a termination of his employment by us for cause or by him without good reason all his stock units will be forfeited. The terms “cause”, “good reason”, “change of control”, and “disability” are substantially the same as those terms are described on page 34 under “Potential Post Employment Payments”—“Long Term Incentive Plan”. In granting these awards the Compensation Committee took into account compensation information provided by Mercer regarding equity awards to senior executive officers of Comparator Companies.
Percentage of Incentive Compensation
We believe our annual and LTIP incentive awards motivate our named executive officers to seek sustained positive financial performance. A significant portion of the named executive officers’ compensation is incentive compensation based on objective financial performance. The equity awards expose management to the risk that our stock value will go down and are conditioned on the named executive officer staying employed with us for a significant period of time.
For 2014, the percentages of targeted incentive compensation to total targeted compensation (including stock units) of the named executive officers ranged from approximately 46% to 51%, and the equity component percentage of the named executive officers’ total targeted compensation (including stock units) ranged from approximately 18% to 27%. Of their 2014 total targeted compensation (including stock units), the percentages of total target compensation that were forfeitable ranged from approximately 35% to 55%.
Corporate Tax Deduction on Compensation in Excess of  $1 Million a Year
Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, generally limits the deduction a public corporation may claim for certain executive compensation. The limitation ($1 million per executive for any year) applies only to compensation with respect to the corporation’s chief executive officer and its three most highly compensated executive officers other than the chief executive officer and the chief financial officer. Compensation may qualify for an exemption from this deduction limit if it satisfies certain conditions under Section 162(m). The Compensation Committee considers the impact of this rule, among other factors, in developing and implementing our executive compensation plans. While we have designed much of our annual incentive awards and the LTIP performance-based cash incentive awards to qualify for an exemption from the limitation on deductible compensation, not all the annual incentive awards and LTIP awards qualify under Section 162(m). To the extent a named executive officer’s annual incentive award is paid based on achievement of his personal goals and objectives (and a portion was so paid for 2014), the award would not, and did not, qualify under Section 162(m). Awards of stock units, which vest over the passage of time, do not qualify under Section 162(m). The Compensation Committee does not require that all compensation qualify under Section 162(m) because it believes that it is important to preserve flexibility in granting awards that meet the objectives of our compensation programs, which may result (and for 2014 has resulted) in awards that do not qualify for an exemption from the Section 162(m) deduction limitation.

Accounting Treatment
When designing the elements of compensation, the Compensation Committee considers the impact of accounting treatment and avoids structuring awards that would require that they be marked to market at the end of each accounting period as those types of awards could result in additional expense to the Company or additional net income to the Company dependent upon their periodic change in value.
Retirement Plans, Severance Arrangements, and Stock Options
Retirement Plans
Until 2013 we provided our retirement benefits solely through our 401(k) plan pursuant to which we made a matching contribution of  $13,390 for the account of each named executive officer for 2014. We based the amount of our contribution for named executive officers on a formula set forth in the terms of the plan that applies to all employees participating in our 401(k) plan.
Effective with calendar year 2013, we adopted our Voluntary Deferral Plan, a non-qualified deferred compensation plan offered to a select group of employees with annual salaries of at least $175,000, including our named executive officers. Under the Voluntary Deferral Plan an eligible employee may make elective deferrals and receive a Company base matching credit of up to four percent (4%) on deferrals, but not in excess of four percent (4%) of base salary in excess of an annual Internal Revenue Code limit ($260,000 for 2014), plus possible Company supplemental credits. The Voluntary Deferral Plan provides both a deferral opportunity and employer credits in excess of the deferrals and contributions available under our 401(k) Plan. Benefits under the Voluntary Deferral Plan are intended to be unfunded for tax purposes. Although the Company has created a trust to help it meet its obligations to pay Voluntary Deferral Plan benefits, assets of the trust are subject to the claims of the general creditors of the Company in the event of insolvency or bankruptcy. Participant accounts reflecting deferrals and Company matching credits under the Voluntary Deferral Plan are periodically adjusted to reflect the investment experience of certain funds in which the accounts are notionally invested and are fully vested at all times, and are distributable following separation from service or a change of control. See the Table under “Non-Qualified Deferred Compensation” on page 30 for information regarding deferrals and Company credits made in respect of 2014.
Severance Arrangements
In light of our modest retirement benefits and the existence of employment agreements for several years with our named executive officers other than Mr. Guzzi (who did not join us until October 2004), which employment agreements we decided not to renew when they expired December 31, 2004, the Compensation Committee decided to enter into severance agreements with our named executive officers in 2005. The terms of the severance agreements reflected market practice and advice provided to the Compensation Committee by Mercer and outside counsel engaged by the Compensation Committee and generally took into account the named executive officer’s past accomplishments. If a named executive is terminated without cause or if he terminates his employment for good reason, his severance agreement provides him with a severance benefit equal to (a) two years of his annual base salary and (b) a prorated amount of his annual incentive awards. The severance agreements and other enhanced severance benefits referred to in this Section as well as the terms “cause” and “good reason” are described commencing on page 31 under “Potential Post Employment Payments”—“Severance Agreements”.
In addition, if the named executive officer is terminated without “cause”, he terminates his employment for “good reason” or his employment is terminated by reason of his disability, as those terms are defined on page 34 under “Potential Post Employment Payments”—“Long Term Incentive Plan”, or if he dies or retires at age 65 or older we will under the LTIP provide him with:
•
all the shares issuable in respect of his LTIP stock units no later than six months after the named executive officer’s termination date; and

•
with respect to each measurement period then in effect, a prorated amount of the LTIP performance-based cash incentive award that he would have received had he remained in our employ during the entire measurement period.

Change of Control Agreements
Each of our named executive officers is a party to a change of control agreement so that if we experience a change of control we can provide security to them during the period of change of control in order that they can focus on our business, making decisions which are in our best interests and the best interests of our stockholders, even if such decisions lead to their departure and in order that we may retain these individuals during that period and the transition to new ownership.
These change of control agreements provide for enhanced severance benefits if, within two years of the date we experience a change of control, the executive terminates his employment for good reason or the executive’s employment is terminated involuntarily, other than for cause, death or disability. The enhanced severance benefits payable in the event of severance after a change of control are described under “Potential Post Employment Payments”—“Change of Control Arrangements” commencing on page 37. If severance benefits are paid to a named executive officer under a change of control agreement, no payments are to be made to him under his severance agreement. The terms and provisions of the change of control agreements reflected competitive market practices and advice provided by outside counsel to the Company and were not derived primarily from a negotiation process with our executives. The term “change of control” as used in the change of control agreements is defined commencing on page 37.
Excise Tax Gross-Ups
The severance payments and other payments and benefits our named executive officers would receive in connection with a change of control could trigger an excise tax, payable by our named executive officers. In that case, under the terms of the change of control agreements we are to make gross-up payments to our named executive officers so that they receive the same economic benefit they would have received if the excise tax were not imposed. These gross-up payments would be provided even though we cannot deduct them from our own taxable income, because we believe our named executive officers should receive the full economic benefit of the protections we have offered them.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
The following Table sets forth information with respect to the compensation of our Chief Executive Officer, our Chief Financial Officer, and our only other executive officers, who we refer to collectively as the “named executive officers”, based on total compensation for fiscal 2014.
Summary Compensation Table for Fiscal Years 2014, 2013 and 2012

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Anthony J. Guzzi President and Chief Executive Officer	2014	$1,010,000	—	$1,469,998	—	$3,972,813	$162,449	$6,615,260
	2013	$980,000	—	$1,470,000	—	$2,521,800	$203,839	$5,175,639
	2012	$980,000	—	$1,299,366	—	$3,132,500	$158,509	$5,570,375
Mark A. Pompa Executive Vice President and Chief Financial Officer	2014	$630,000	—	$463,245	—	$1,685,250	$100,767	$2,879,262
	2013	$610,000	—	$362,492	—	$1,139,388	$92,224	$2,204,104
	2012	$580,000	—	$691,269	—	$1,669,750	$86,279	$3,027,298
Sheldon I. Cammaker Executive Vice President, General Counsel and Corporate Secretary	2014	$520,000	—	$321,862	—	$1,332,719	$148,640	$2,323,221
	2013	$515,000	—	$318,717	—	$948,420	$153,820	$1,935,957
	2012	$510,000	—	$644,402	—	$1,435,625	$140,237	$2,730,264
R. Kevin Matz Executive Vice President, Shared Services	2014	$500,000	—	$368,297	—	$1,246,250	$113,890	$2,228,437
	2013	$485,000	—	$287,479	—	$865,830	$117,028	$1,755,337
	2012	$460,000	—	$616,276	—	$1,278,750	$102,736	$2,457,762

(1)
Stock awards reflected in this Table represent for 2012, 2013, and 2014 aggregate grant date fair value for stock units computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718. There can be no assurance that these amounts will be realized. These stock awards consist of, for 2012, 2013, and 2014, time-based stock units granted under our Long Term Incentive Plan (“LTIP”), for 2012 in the case of Mr. Guzzi, 13,006 additional time-based stock units awarded to him in March 2012, and in the case of Messrs. Pompa, Cammaker and Matz, for 2012, 12,000 additional time-based stock units awarded to each of them in March 2012; and in the case of Messrs. Pompa and Matz, for 2014, 1,822 and 1,448 additional time-based stock units awarded, respectively, to them in March 2014. The value of the respective stock awards are equivalent to the closing price of a share of our Common Stock on the New York Stock Exchange on the date of the award multiplied by the number of stock units included in the award.

(2)
The amounts reported in this column for 2014 include annual incentive awards paid in 2015 in respect of 2014, all of which were paid in cash. These annual incentive awards for each of the named executive officers are as follows: Mr. Guzzi, $2,209,375; Mr. Pompa, $1,212,750; Mr. Cammaker, $910,000; and Mr. Matz, $875,000. The amounts reported in this column for 2014 also include amounts paid in 2015 under the LTIP in respect of LTIP Cash Target Bonuses for the 2012 – 2014 measurement period. These LTIP amounts for each of the executive officers are as follows: Mr. Guzzi, $1,763,438; Mr. Pompa, $472,500; Mr. Cammaker, $422,719; and Mr. Matz, $371,250.

(3)
The amounts reported in this column for 2014 for each named executive officer include: (a) an allowance for his leasing of an automobile; reimbursement for auto insurance on such vehicle; reimbursement for the cost of maintenance and repair of such vehicle; reimbursement for monthly dues in a club suitable for entertaining clients and other business contacts; and the value of tickets to certain sporting events and (b) premiums paid for excess liability insurance of  $10 million. The amounts in this column also include the cost of premiums paid by us for term life insurance for each named executive officer as follows: Mr. Guzzi, $14,110; Mr. Pompa, $2,559; Mr. Cammaker, $20,421; and Mr. Matz, $11,324. In addition, the amounts reported in this column include reimbursement for taxes on certain of the foregoing perquisites for each of the named executive officers as follows: Mr. Guzzi, $35,220; Mr. Pompa, $25,926; Mr. Cammaker, $51,690; and Mr. Matz, $36,840. For 2014, the amounts also include matching contributions of  $13,390 provided by us under our 401(k) Retirement Savings Plan for the account of each named executive officer and matching credits provided by us under our Voluntary Deferral Plan for each named executive officer as follows: Mr. Guzzi, $38,625; Mr. Pompa, $19,055; Mr. Cammaker, $13,390; and Mr. Matz, $12,360. No amounts are included in this column for earnings on deferred compensation because the named executive officers did not receive above-market or preferential earnings on compensation that is deferred.

Proportion of 2014 Salaries and Bonuses to Total 2014 Compensation
The approximate percentage of each named executive officer’s 2014 salary of his total 2014 compensation reported in the Summary Compensation Table above is as follows: Mr. Guzzi, 15%; Mr. Pompa, 22%; Mr. Cammaker, 22%; and Mr. Matz, 22%. There were no bonuses awarded in 2014. There can be no assurance that the total compensation amounts reported in that Table will be realized.

Annual Incentive Awards
Under our Annual Incentive Program the Compensation Committee establishes annual financial objectives for us and individual performance goals and objectives for each named executive officer. These objectives are the basis on which a determination is made whether the named executive officer should receive annual incentive awards and, if so, the amount of such award. The annual incentive awards for 2014 and the basis on which they were made are discussed on pages 15 through 17 under “Compensation Discussion and Analysis”. For 2014, the maximum annual incentive awards for Messrs. Guzzi and Pompa were 250% and 220%, respectively, of their respective 2014 annual base salaries and for Messrs. Cammaker and Matz were 200% of their respective 2014 annual base salaries. For 2014, the annual incentive award for each named executive officer based on our 2014 financial performance was equal to an approximate percentage of his annual base salary as follows: Mr. Guzzi, 175%; Mr. Pompa, 154%; Mr. Cammaker, 140%; and Mr. Matz, 140%. In addition, each such officer received, based on the accomplishment of his 2014 individual goals and objectives, the following percentages of his annual base salary: Mr. Guzzi, 44%; Mr. Pompa, 39%; Mr. Cammaker, 35%; and Mr. Matz, 35%. The estimated payouts under the 2014 Annual Incentive Program are included under the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the Grants of Plan-Based Awards in Fiscal Year 2014 Table on page 26 and have footnote (3) next to them. The actual 2014 incentive awards, all of which were in cash, are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 23.
Long Term Incentive Plan and Special Equity Awards
Under the terms of the LTIP, for 2014, we awarded each named executive officer a number of stock units in January 2014. These stock units, which generally vest in full three years from their respective award dates, represent the right to receive an equal number of shares of Common Stock, generally on or about the fourth week in February 2017.
A named executive officer has to be employed by us generally until January 2, 2017 to receive shares of our Common Stock in respect of his 2014 LTIP stock unit award. If a named executive officer’s employment terminates before January 2, 2017, he will, generally, forfeit his 2014 LTIP stock unit award, unless such termination is by the Company without cause or by him for good reason or due to his disability, death or retirement at age 65 or older. The terms “cause”, “good reason” and “disability” are defined on page 34 under “Potential Post Employment Payments”—“Long Term Incentive Plan”.
As provided in the LTIP, in January of each year we base the number of stock units that a named executive officer is to receive for that calendar year on one-half of a set percentage of his annual base salary rate as of the immediately preceding December 31, divided by the closing price of a share of our Common Stock as of the first business day of the year in which we award the stock units. The current percentage for each named executive officer is provided for in the LTIP (subject to change by the Compensation Committee) and is set out in the first full paragraph on page 19.
The 2014 stock award values reflected in the “Stock Awards” column of the Summary Compensation Table on page 23 relate to those stock units awarded in January 2014 under the LTIP to each named executive officer and in the case of Messrs. Pompa and Matz, an additional 1,822 and 1,448 stock awards, respectively, awarded to them in March 2014. There can be no assurance that the amounts reported in the “Stock Awards” column of that Table for 2014 will be realized. The stock awards reflected in the “All Other Stock Awards” column of the Grants of Plan-Based Awards in Fiscal Year 2014 Table on page 26 represent the number of stock units awarded to each named executive officer in January 2014 under the LTIP and in the case of Messrs. Pompa and Matz the 1,822 and 1,448 stock units, respectively, awarded to them in March 2014.
In order for Messrs. Pompa and Matz to receive shares of our Common Stock payable in respect of their respective special awards of 1,822 and 1,448 stock units in March 2014 they must be employed by us generally until January 2, 2017 and those stock units are subject to forfeiture under the same circumstances as described above with respect to the LTIP stock units awarded to them in January 2014. The terms “cause”, “good reason”, and “disability” are defined as they are in the LTIP and such definitions are set out on page 34 under “Potential Post Employment Payments”—“Long Term Incentive Plan”.

We also grant potential performance-based cash incentive awards under the LTIP based on our performance for a three calendar year measurement period commencing with the award year. In 2012, we granted each named executive officer a potential performance-based cash incentive award, or LTIP Cash Target Bonus, based on our performance for a measurement period consisting of calendar years 2012 – 2014. We reached 107% of our targeted financial performance for that measurement period, and, accordingly, each named executive officer was paid an amount equal to 135% of his LTIP Cash Target Bonus for the measurement period. The amounts paid in respect of these performance-based cash incentive awards are included for 2014 in the Summary Compensation Table under the “Non-Equity Incentive Compensation” column on page 23.
In addition, in 2014, we granted each named executive officer an LTIP Cash Target Bonus based upon the measurement period consisting of calendar years 2014 – 2016, which is reflected in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the Grants of Plan-Based Awards in Fiscal Year 2014 Table on page 26. We will base the payment of these awards (next to which the footnote (4) appears) on the achievement of the predetermined earnings per share objective for the measurement period consisting of calendar years 2014 – 2016. We will pay to each such named executive officer the target performance-based cash incentive award set opposite his respective name in the Grants of Plan-Based Awards in Fiscal Year 2014 Table below if we achieve aggregate earnings per share of  $7.00 for the 2014 – 2016 measurement period. If, for this period, we achieve aggregate earnings per share of  $3.50, each such named executive officer will be entitled to the threshold performance-based cash incentive award amount set opposite his name in that Table, but if we do not achieve aggregate earnings per share of at least $3.50, no such cash incentive award will be payable. If, for this period, we achieve aggregate earnings per share of $8.40 or more, each such named executive officer will be entitled to the maximum performance-based cash incentive award amount set opposite his name in that Table. For aggregate earnings per share falling between $3.51 and $6.99, and between $7.01 and $8.39, for the 2014 – 2016 measurement period, the performance-based cash incentive award is interpolated from 50% to 99% of the target performance-based cash incentive award and from 101% to 199% of the target performance-based cash incentive award, respectively. Earnings per share for purposes of the LTIP are defined on page 18 under “Compensation Discussion and Analysis”—“Long Term Incentive Plan”.
If a named executive officer is not employed during an entire measurement period, he will not be entitled to any performance-based cash incentive award for the measurement period, unless he has been terminated without cause, he terminates his employment for good reason, dies, is disabled or retires at age 65 or older. If during a measurement period he is terminated without cause or he terminates his employment for good reason, dies, is disabled or retires at age 65 or older, then for the measurement period, he will be entitled to a portion of the awards under the LTIP as described under “Potential Post Employment Payments”—“Long Term Incentive Plan” commencing on page 33, where the terms “cause”, “good reason” and “disability” are also defined.
Voluntary Deferral Plan
Each of our executive officers deferred amounts under the Voluntary Deferral Plan for 2014 and received Company base matching credits plus a Company supplemental credit equal to 23% of the base matching credit. All Company matching credits are included for 2014 in the Summary Compensation Table under the “All Other Compensation” column on page 23. See “Non-Qualified Deferred Compensation” on page 30 for additional information about the Voluntary Deferral Plan.

The following Table sets forth certain information with respect to the grant of awards during the 2014 fiscal year to the named executive officers. There were no awards of options to the named executive officers during 2014.
Grants of Plan-Based Awards For Fiscal Year 2014

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Anthony J. Guzzi	1/2/14				35,117 (1)	$1,469,998 (2)
	3/5/14	$262,600 (3)	$1,262,500 (3)	$2,525,000 (3)
	3/5/14	$735,000 (4)	$1,470,000 (4)	$2,940,000 (4)
Mark A. Pompa	1/2/14				9,107 (1)	$381,219 (2)
	3/5/14				1,822 (5)	$82,026 (6)
	3/5/14	$144,144 (3)	$693,000 (3)	$1,386,000 (3)
	3/5/14	$228,750 (4)	$457,500 (4)	$915,000 (4)
Sheldon I. Cammaker	1/2/14				7,689 (1)	$321,862 (2)
	3/5/14	$108,160 (3)	$520,000 (3)	$1,040,000 (3)
	3/5/14	$160,938(4)	$321,875(4)	$643,750(4)
R. Kevin Matz	1/2/14				7,241 (1)	$303,108 (2)
	3/5/14				1,448 (5)	$65,189 (6)
	3/5/14	$104,000 (3)	$500,000 (3)	$1,000,000 (3)
	3/5/14	$181,875 (4)	$363,750 (4)	$727,500 (4)

(1)
Consists of time-based stock units awarded in January 2014 under our LTIP.

(2)
Represents the aggregate grant date fair value of stock units awarded in January 2014 under our LTIP, which fair value was computed in accordance with FASB ASC Topic 718.

(3)
These amounts represent estimated payouts pursuant to our Annual Incentive Program for 2014. The actual amounts paid in respect of this program for 2014 are disclosed in the Summary Compensation Table on page 23, and the threshold amounts assume (a) achievement of personal goals and objectives for which the percentage of annual base salary of the named executive officer set forth in the first full paragraph on page 17 is paid and (b) no award based upon financial measurements is made.

(4)
These estimated payouts are pursuant to our LTIP in respect of the measurement period 2014–2016, and the threshold amounts assume the minimum earnings per share objective is achieved under the LTIP as described commencing on page 17 under “Compensation Discussion and Analysis”—“Long Term Incentive Plan”.

(5)
Consists of time-based stock units awarded in March 2014 to Messrs. Pompa and Matz (“March 2014 Stock Units”) under our 2010 Incentive Plan.

(6)
Represents the aggregate grant date fair value of March 2014 stock units, which fair value was computed in accordance with FASB ASC Topic 718.

The following Table sets forth certain information with respect to unvested outstanding equity awards held by the named executive officers at the end of 2014. There were no unexercised options held by the named executive officers at the end of 2014.
Outstanding Equity Awards at 2014 Fiscal Year-End

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Anthony J. Guzzi	35,655(1)	$1,586,291(1)
	42,475(2)	$1,889,713(2)
	35,373(3)	$1,573,745(3)
	82,412(4)	$3,666,510(4)
	13,342(5)	$593,586(5)
Mark A. Pompa	13,132(1)	$584,243(1)
	10,472(2)	$465,899(2)
	9,171(3)	$408,018(3)
	12,310(5)	$547,672(5)
	1,831(6)	$81,461(6)
Sheldon I. Cammaker	11,748(1)	$522,669(1)
	9,207(2)	$409,619(2)
	7,744(3)	$344,531(3)
	12,310(5)	$547,672(5)
R. Kevin Matz	10,317(1)	$459,003(1)
	8,305(2)	$369,489(2)
	7,292(3)	$324,421(3)
	12,310(5)	$547,672(5)
	1,454(6)	$64,688(6)

(1)
Represents LTIP stock units awarded in January 2012 as well as additional stock units that accrued on that award during 2012, 2013 and 2014 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2012, 2013 and 2014 which would have been paid with respect to Common Stock underlying such January 2012 award; these stock units vested on January 3, 2015.

(2)
Represents LTIP stock units awarded in January 2013 as well as additional stock units that accrued on that award during 2013 and 2014 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2013 and 2014 which would have been paid with respect to Common Stock underlying such January 2013 award; these stock units generally will vest on January 2, 2016.

(3)
Represents LTIP stock units awarded in January 2014 as well as additional stock units that accrued on that award during 2014 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2014 which would have been paid with respect to Common Stock underlying such January 2014 award; these stock units generally will vest on January 2, 2017.

(4)
Represents stock units awarded in May 2011 as well as additional stock units that accrued on that award during 2011, 2012, 2013 and 2014 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2011, 2012, 2013, and 2014 which would have been paid with respect to Common Stock underlying such May 2011 award; these stock units generally will vest on May 9, 2015.

(5)
Represents stock units awarded in March 2012 and additional stock units that accrued on that award during 2012, 2013 and 2014 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2012, 2013 and 2014 which would have been paid with respect to Common Stock underlying such March 2012 award; these stock units vested on January 3, 2015 in the case of Mr. Guzzi and generally will vest on March 15, 2016 in the case of Messrs. Pompa, Cammaker and Matz.

(6)
Represents stock units awarded in March 2014 and additional stock units that accrued during 2014 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2014 which would have been paid with respect to Common Stock underlying such March 2014 awards; these awards will generally vest on January 2, 2017.

Unvested stock units reported in the Outstanding Equity Awards at 2014 Fiscal Year-End Table on page 27 include those awarded in 2012, 2013 and 2014 under our LTIP to each named executive officer and in the case of Mr. Guzzi, an additional 80,000 stock units awarded to him in May 2011 and an additional 13,006 stock units awarded to him in March 2012, in the case of Messrs. Pompa, Cammaker and Matz, an additional 12,000 stock units awarded to each of them in March 2012, and in the case of Messrs. Pompa and Matz an additional 1,822 and 1,448 stock units, respectively, awarded to them in March 2014. In addition, their unvested stock units outstanding as of December 31, 2014 reflect additional stock units (“Dividend Equivalent Awards”) equal in value to our cash dividends on our Common Stock which would have been paid in respect of shares of our Common Stock underlying their stock units outstanding as of the dividend payment dates. Stock units awarded to Mr. Guzzi in May 2011 (and related Dividend Equivalent Awards) are to vest in full in May 2015. Stock units awarded in 2012 (and related Dividend Equivalent Awards) vested in full in January 2015, except for 12,000 stock units awarded to each of Messrs. Pompa, Cammaker and Matz in March 2012 (and related Dividend Equivalent Awards) which are to vest in full in March 2016. Stock units awarded in 2013 (and related Dividend Equivalent Awards) are to vest in full in January 2016 and stock units awarded in 2014 (and related Dividend Equivalent Awards) are to vest in full in January 2017. However, if we experience a change of control prior to the scheduled vesting date, unvested stock units (and related Dividend Equivalent Awards) will vest in full at that time and shares of our Common Stock will be issued in respect of them. If the employment of a named executive officer is terminated by us without cause or by him for good reason, or if his employment terminates by reason of his death, disability or retirement at age 65 or older, the stock units awarded to him under our LTIP, and, in the case of Mr. Guzzi, those stock units awarded to him in May 2011 and March 2012, and in the case of Messrs. Pompa and Matz those stock units awarded to them in March 2014, will vest in full at such time and the shares of our Common Stock to be issued in respect of such stock units will be issued thereafter, and, if employment of the named executive officer is terminated by us for cause or he terminates his employment without good reason, before his stock units vest, he will forfeit the stock units (and related Dividend Equivalent Awards). With respect to the stock units granted to Messrs. Pompa, Cammaker and Matz in March 2012, similar terms apply, except that if there is a termination of such individual’s employment by the Company without cause, by him for good reason or on retirement at age 65 or older or if his employment terminates due to disability, then the stock units will vest on a pro rata basis and the balance of those stock units will be forfeited. The terms “cause”, “good reason”, “change of control”, and “disability” are defined for purposes of all stock unit awards similarly to those definitions on page 34 under “Potential Post Employment Payments”—“Long Term Incentive Plan”.

The following Table sets forth with respect to each named executive officer certain information with respect to options exercised in fiscal year 2014 by him and his stock awards that vested during fiscal year 2014.
Option Exercises and Stock Vested in Fiscal Year 2014

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Anthony J. Guzzi	30,421	$1,101,849	33,266	$1,393,845
	40,579	$1,478,699
	142,272	$4,956,756
	38,235	$1,322,166
	21,493	$744,303
Mark A. Pompa	10,120	$350,354	11,157	$467,478
	10,120	$364,219
	5,829	$212,875
	8,166	$288,341
	10,120	$348,128
	10,120	$338,919
	163	$5,945
	10,120	$346,914
	10,120	$299,046
	10,120	$324,245
	10,120	$281,336
	6,082	$200,280
Sheldon I. Cammaker	10,000	$342,900	10,720	$449,168
	7,200	$249,552
	2,800	$97,552
	5,000	$179,650
	5,000	$181,400
	1,730	$61,519
	3,270	$119,257
	10,000	$318,500
	5,000	$162,100
	10,000	$314,200
	10,000	$328,600
	9,926	$336,690
	5,000	$171,550
	5,000	$167,350
	2,500	$80,925
	2,500	$82,050
	1,310	$43,702
	5,000	$166,000
	3,564	$116,650
	30,000	$1,001,400
R. Kevin Matz	109,200	$3,645,096	9,298	$389,586

NON-QUALIFIED DEFERRED COMPENSATION
As indicated above, certain of our employees, including each named executive officer, are permitted to defer compensation under the Company’s Voluntary Deferral Plan in order to make eligible employees whole for compensation limits imposed under our 401(k) plan and thus enabling additional savings for retirement on a tax deferred basis.
The Voluntary Deferral Plan permits an eligible employee to defer annually up to one-half of that portion of his base salary in excess of the limits described in Section 401(a)(17) of the Internal Revenue Code (for 2014 the limit was $260,000) and/or up to 100% of any annual cash bonus and/or cash incentive payments to him. A participating employee’s account is also credited with a Company matching credit of up to 4% on deferrals, but not in excess of four percent (4%) of base salary in excess of the federal tax limit described above, plus possible Company supplemental credits. Accounts under the Voluntary Deferral Plan are credited with hypothetical earnings and losses based on notional investments (mutual funds) selected by the participating employee in accordance with the Voluntary Deferral Plan terms. Accounts would also be distributable upon a change of control of the Company.
Accounts deferred in 2013 are payable in a lump sum following the participant’s termination of employment and accounts deferred on or after January 1, 2014 are payable in either a lump sum or, provided the participant’s employment terminates after he has reached age 59-1/2, in five annual installments following termination of employment, as elected for each year’s deferral by the participant at the time of deferral election.
The following Table sets forth certain information regarding (a) deferrals and matching credits under our Voluntary Deferral Plan with respect to the accounts of each of our named executive officers during fiscal year 2014 and (b) each such executive officer’s account balance as of December 31, 2014.
Name	Executive Contributions in Last Fiscal Year(1)	Company Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year(3)	Aggregate Withdrawal Distributions	Aggregate Balance at Last Fiscal Year End(4)
Anthony J. Guzzi	$40,400	$38,625	$5,549	—	$164,001
Mark A. Pompa	$56,700	$19,055	$5,479	—	$125,847
Sheldon I. Cammaker	$15,600	$13,390	$1,457	—	$59,574
R. Kevin Matz	$15,000	$12,360	$1,858	—	$56,601

(1)
Amounts reported in this column are included under Salary in the Summary Compensation Table on page 23.

(2)
Amounts reported in this column are included under All Other Compensation in the Summary Compensation Table on page 23.

(3)
This column includes earnings (and losses) on deferred compensation balances. Such amounts are not “above-market” or “preferential” earnings and, therefore, are not reported as compensation in the Summary Compensation Table on page 23.

(4)
This column reflects the aggregate of salary deferred by each named executive since the Voluntary Deferral Plan became effective on January 1, 2013 plus the aggregate credits provided by the Company and invested earnings on such deferrals and credits.

POTENTIAL POST EMPLOYMENT PAYMENTS
Severance Agreements
Messrs. Guzzi, Pompa, Cammaker, and Matz, each a named executive officer, are parties to severance agreements with us, which we refer to as the “Severance Agreements”. The Severance Agreements each provide for specified benefits under certain circumstances should the executive officer’s employment with us terminate.
Termination by us without Cause or Termination by the Named Executive Officer for Good Reason
The Severance Agreements each provide that if the named executive officer’s employment is terminated by us without “cause” (defined below) or if he terminates his employment for “good reason” (defined below), we will pay the named executive officer an amount equal to twice his annual base salary in effect immediately prior to his termination. We will pay this amount in eight equal quarterly installments. In addition, we will pay the named executive officer all unpaid amounts for his annual incentive awards for any calendar year ended before the date of termination. We will also pay the named executive officer an amount equal to a prorated portion of his targeted annual incentive award based on his personal goals and objectives for the year in which his termination takes place and a prorated portion of the annual incentive award based upon our financial performance that he would have received had he been employed for the entire year. We will calculate these amounts by multiplying the applicable incentive award amount by a fraction, the numerator of which is the number of days in the calendar year in which the termination occurs that he was employed by us and the denominator of which is 365.
We will also provide, at our expense, coverage for the named executive officer (and, to the extent applicable, his eligible dependents) under our medical, dental and hospitalization insurance plans for a period of 18 months from the date of termination. In addition, we will provide, at our expense, coverage under our group life and accidental death and dismemberment insurance plans for a period of 12 months from the date of termination. However, if a successor employer of the named executive officer provides comparable coverage, we will stop providing coverage.
No amounts are payable under a Severance Agreement if the named executive officer’s employment is terminated by us for cause or by him without good reason. In addition, no severance benefits are payable under a Severance Agreement if benefits are payable under a named executive officer’s change of control agreement described commencing on page 37.
Definition of Cause and Good Reason
“Cause” is defined in each such named executive officer’s Severance Agreement as:
•
the named executive officer committing an action involving willful malfeasance in connection with his employment which results in material harm to us;

•
the named executive officer committing a material and continuing breach of the terms of his Severance Agreement if the breach is not cured within 60 days after we provide the named executive officer with written notice of any such breach; or

•
the named executive officer’s conviction of a felony.

For purposes of this definition, no act, or failure to act, on the named executive officer’s part, is deemed “willful” unless done, or omitted to be done, by him in bad faith. In addition, cause will only exist if there was no reasonable belief that the named executive officer’s act, or failure to act, was in our best interest and the best interest of our subsidiaries.
“Good reason” is defined in each such named executive officer’s Severance Agreement as:
•
our reducing the named executive officer’s then annual base salary, except in connection with a similar reduction in salary that applies to all our senior executives;

•
our or one of our subsidiaries failing to pay to the named executive officer any portion of his current compensation that is already earned and due;

•
our failure to obtain the assumption (either specifically or by operation of law) of the named executive officer’s Severance Agreement by any successor to, or assign of, us or any person acquiring substantially all of our assets; or

•
the termination of a specified Indemnity Agreement in effect between the named executive officer and us.

In addition, Mr. Guzzi’s Severance Agreement provides that “good reason” also includes any reduction by the Company of his authority, duties, or responsibilities or any removal of him from his current office other than by the Company for cause or as a result of his permanent disability or by him for good reason.
Payments in the Event of Permanent Disability
Each such named executive officer’s Severance Agreement also provides that, in the event of his “permanent disability” (defined below), we will provide the same insurance benefits described above in the case of termination of his employment by us without cause or by him for good reason.
In the event of permanent disability, we will pay the named executive officer a lump sum payment equal to:
•
all unpaid amounts in respect of any annual incentive award for any calendar year ending before the calendar year in which such termination occurs, which would have been payable had the named executive officer remained employed by us until the date such annual incentive award would otherwise have been paid, plus

•
a prorated amount of his targeted annual incentive awards for the year in which his employment terminates.

“Permanent disability” exists if the named executive officer has been absent from his duties on a full-time basis for a period of six consecutive months as a result of his incapacity due to physical or mental illness.
Payments in the Event of Death
Each such named executive officer’s Severance Agreement also provides for payment upon the named executive officer’s death to his estate or his designated beneficiaries of a lump sum equal to:
•
three months of his base salary and any unpaid annual incentive awards as of the date of his death for any calendar year ending before the year in which his death occurs, which would have been payable had he remained employed by us until the date such annual incentive awards would otherwise have been paid, plus

•
a prorated amount of his targeted annual incentive awards for the year in which his death occurs.

Non-Competition Restriction
Each Severance Agreement also provides that for two years following termination of the named executive officer’s employment, he will not directly or indirectly, own, manage, operate, conduct, control or participate, as a director, officer, employee, consultant, partner, or equity owner or otherwise, in the ownership, management, operation, conduct or control or accept employment with or be connected in any manner with any business that is in competition with us or any of our subsidiaries. This restriction does not apply to ownership of 2% or less of the debt or equity securities of corporations listed on a registered securities exchange. The restriction applies in any state in the United States where we or any of our subsidiaries conduct business.
However, the named executive officer will not be deemed to be so involved with a competing business if:
•
no more than 20% of its consolidated revenues (based on its most recently completed fiscal year) is attributable to one or more business activities, which we refer to as “Incidental Competitive Activities”, that are in competition with us or one of our subsidiaries; and

•
the named executive officer is not engaged directly or indirectly in such Incidental Competitive Activity.

The named executive officer will be released from his non-competition obligation if he waives his right to receive his severance benefits.
Non-Solicitation Restriction
For a year following the termination of his employment, each named executive officer also has agreed in his Severance Agreement that he will not on his own or anyone else’s behalf:
•
solicit, encourage, or participate in soliciting or encouraging, any customer or supplier of ours or of any of our subsidiaries, or any other person or entity, to terminate or adversely alter such person’s or entity’s customer, supplier, or other relationship with us or any of our subsidiaries; or

•
hire any person who at the time of offer of employment or within six months prior to such offer was an employee of ours or any of our subsidiaries or encourage or participate in soliciting or encouraging any employee of ours or any of our subsidiaries to terminate (or otherwise adversely alter) his employment relationship.

Long Term Incentive Plan
Under our LTIP, we award each named executive officer annually a number of stock units in respect of which, following a scheduled vesting date, we will issue an equal number of shares of our Common Stock. (The LTIP is more fully described commencing on page 17 under “Compensation Discussion and Analysis” and under the heading “Long Term Incentive Plan and Special Equity Awards” commencing on page 24 following the Summary Compensation Table.) In addition, under the LTIP each named executive officer is also entitled to a performance-based cash incentive award if we achieve a pre-determined earnings per share objective for a three year measurement period.
LTIP Stock Units
A number of shares of our Common Stock equal to the named executive officer’s LTIP stock units are to be issued to him prior to the scheduled vesting date if:
•
we experience a “change of control” (which we define below) (provided that the Compensation Committee does not reasonably determine that the change of control is not an event described in Section 409A(a)(2)(A)(v) of the Internal Revenue Code);

•
we terminate the named executive officer’s employment without “cause” (which we define below);

•
the named executive officer terminates his employment for “good reason” (which we define below);

•
the named executive officer retires at age 65 or older;

•
the named executive officer becomes disabled and his employment terminates as a result; or

•
the named executive officer dies.

In such event, the issuance of the shares of our Common Stock will occur as of the date of the change of control or such termination of employment. However, in the case of termination of employment, that distribution will be delayed for six months following the named executive officer’s termination of employment if necessary to avoid any excise tax under Section 409A of the Internal Revenue Code. If we terminate the named executive officer’s employment for cause or the named executive officer resigns without good reason, he will forfeit his unvested LTIP stock units.
Performance-Based Cash Incentive Awards
In addition, if, during one or more LTIP measurement periods, a named executive officer’s employment is terminated under circumstances described above entitling him to receive shares of our Common Stock in respect of his LTIP stock units, he also will be entitled to a prorated portion of the amount of his performance-based cash incentive award for each measurement period that he would have received had he been employed by us during the entire measurement period. This amount is equal to that performance-based cash incentive award for each such measurement period multiplied by a fraction, the numerator of which is the number of full and partial months that have elapsed during measurement period as of his termination date, and the denominator of which is the total number of months making up the measurement period. Performance-based cash incentive awards under the LTIP are more fully described commencing on page 17 under “Compensation Discussion and Analysis” and under the heading “Long Term Incentive Plan and Special Equity Awards” commencing on page 24 following the Summary Compensation Table.
We would make these payments to our named executive officers at such time as the payment would have been made had there been no termination of employment. If we or a named executive officer had terminated his employment as of December 31, 2014 under circumstances described above entitling him to receive shares of our Common Stock in respect of his LTIP stock units, then such named executive officer would have been entitled to payments in respect of performance-based cash incentive awards under the LTIP for the 2012 – 2014 measurement period, for the 2013 – 2015 measurement period, and for the 2014 – 2016 measurement period.
In addition, if during one or more measurement periods there is a change of control, then promptly thereafter we would pay each named executive officer his performance-based cash incentive award under the LTIP for each such measurement period as if the Company had achieved 100% of its aggregate earnings per share objective for such measurement period. If there had been a change of control as of December 31, 2014, such named executive officers would have been entitled to payments in respect of performance-based cash incentive awards under the LTIP for the 2012 – 2014 measurement period, for the 2013 – 2015 measurement period, and for the 2014 – 2016 measurement period.
If, as of December 31, 2014, we had terminated the employment of a named executive officer for cause or the named executive officer had resigned without good reason, then he would not have been entitled to payment in respect of any performance-based cash incentive award under the LTIP for any measurement period.
Definition of Cause, Good Reason, Change of Control and Disability
For purposes of the LTIP, “cause,” generally, means:
•
the named executive officer committing an action involving willful malfeasance in connection with his employment which results in material harm to the Company;

•
the named executive officer’s conviction of a felony; or

•
the named executive officer’s substantial and repeated failure to perform duties as directed by our Chief Executive Officer or, in the case of our Chief Executive Officer, our Board.

“Good reason”, generally, means:
•
a reduction in the named executive officer’s then base salary (except in connection with a reduction generally applicable to all our senior executives); or

•
the failure to pay any portion of the named executive officer’s compensation that is earned and due.

“Change of control” has substantially the same meaning as in the change of control agreements described under “Change of Control Arrangements” commencing on page 37 and “disability” has the same meaning as described under “Severance Agreements” on page 32.
Voluntary Deferral Plan
Under our Voluntary Deferral Plan, discussed under “Retirement Plans” on page 21, under “Voluntary Deferral Plan” on page 25, and under “Non-Qualified Deferred Compensation” on page 30, in which each of our named executive officers participates, following termination of employment the named executive officer is to be paid the balance in his account representing his deferred compensation, the

Company’s matching credits, and hypothetical earnings and losses on notional account investments. Deferrals made in 2013 and related Company matching (including supplemental) credits, as adjusted for notional investment experience, are payable in a lump sum following termination of employment, and deferrals and related credits, as adjusted for notional investment experience, made after 2013 are payable in a lump sum or up to five annual installments following the executive’s termination of employment, as elected by the executive at the time of the initial deferral. Those account balances are also payable to the executive upon a change in control of the Company.
Special Equity Awards
In May 2011, Mr. Guzzi was awarded 80,000 stock units entitling him to 80,000 shares of our Common Stock if he remains in our employ until May 9, 2015. In March 2012, Mr. Guzzi was also awarded 13,006 stock units entitling him to 13,006 shares of our Common Stock if he remained in our employ until January 3, 2015, and each of Messrs. Pompa, Cammaker and Matz was awarded 12,000 stock units entitling him to 12,000 shares of our Common Stock if he remains in our employ until March 15, 2016. In addition, in March 2014 Messrs. Pompa and Matz were awarded 1,822 and 1,448 stock units, respectively, entitling them to an equal number of shares of our Common Stock if he remains in our employ until January 2, 2017. With respect to Mr. Guzzi, and with respect to Messrs. Pompa and Matz in connection with their March 2014 awards, if, before the shares underlying his stock units are issued to him, we experience a change of control, we terminate his employment without cause, or if he terminates his employment for good reason, becomes disabled and his employment terminates as a result or if he dies or retires at age 65 or older, the shares of our Common Stock in respect of this award will be issued as of the change of control or such termination of employment. Similar terms apply to the March 2012 stock units granted to Messrs. Pompa, Cammaker and Matz except that only a pro rata portion of the shares of our Common Stock issuable in respect of such stock units will be issued upon a termination of such person’s employment by the Company without cause, or by him for good reason or, on retirement at age 65 or older, or by reason of disability. The terms “cause”, “good reason”, “change of control” and “disability” are substantially the same as those terms are described on page 34 for purposes of the LTIP.

Severance Benefits Table

The following Table sets forth for each named executive officer (a) cash payments and the value of benefits continuation under his Severance Agreement as described on page 31 to which he would have been entitled if his employment had been terminated on December 31, 2014 by the Company without cause or by him for good reason, (b) the value as of December 31, 2014 of  (i) shares issuable to him in respect of his stock units and (ii) his pro rata performance-based cash incentive awards under our LTIP, in each instance, that he would have been entitled to upon termination of his employment on December 31, 2014 by the Company without cause or by him for good reason, and (c) the value of his account under the Company’s Voluntary Deferral Plan as of December 31, 2014 to which he would be entitled upon his termination of employment on that date. The value of the shares has been calculated by multiplying the number of such shares by the closing price on the New York Stock Exchange of a share of our Common Stock on December 31, 2014. The value of benefits continuation is based on the Company’s estimate of the cost of providing (a) healthcare coverage for the named executive officer and his eligible dependents for an 18 month period under his current plan option and coverage level and (b) life insurance and accidental death and dismemberment insurance equivalent to his current group coverage for 12 months. The cash payment in respect of the LTIP performance-based cash incentive awards assumes that for each relevant measurement period ending after December 31, 2014, actual earnings per share equaled the targeted earnings per share objective for such measurement period, and the cash payment in respect of the performance-based annual incentive award included in clause (a) of the first sentence of this paragraph assumes the achievement of targeted levels.
	Cash Payment under Severance Agreement	Cash Equivalent of Shares Issuable in Respect of Accelerated Vesting of Stock Units	Cash Payment in Respect of LTIP Performance- Based Cash Incentive Awards(a)	Value of Account Under Voluntary Deferral Plan	Benefits Continuation	Total
Anthony J. Guzzi
Termination Without Cause or For Good Reason	$3,282,500	$9,309,844	$3,233,438	$164,001	$45,170	$16,034,953
Termination by Reason of Death	$1,515,000	$9,309,844	$3,233,438	$164,001	—	$14,222,283
Termination by Reason of Disability	$1,262,500	$9,309,844	$3,233,438	$164,001	$45,170	$14,014,953
Mark A. Pompa
Termination Without Cause or For Good Reason	$1,953,000	$1,921,850	$866,667	$125,847	$33,619	$4,900,983
Termination by Reason of Death	$850,500	$2,087,293	$866,667	$125,847	—	$3,930,307
Termination by Reason of Disability	$693,000	$1,921,850	$866,667	$125,847	$33,619	$3,640,983
Sheldon I. Cammaker
Termination Without Cause or For Good Reason	$1,560,000	$1,659,048	$742,510	$59,574	$67,674	$4,088,806
Termination by Reason of Death	$650,000	$1,824,490	$742,510	$59,574	—	$3,276,574
Termination by Reason of Disability	$520,000	$1,659,048	$742,510	$59,574	$67,674	$3,048,806
R. Kevin Matz
Termination Without Cause or For Good Reason	$1,500,000	$1,599,832	$684,167	$56,601	$50,002	$3,890,602
Termination by Reason of Death	$625,000	$1,765,274	$684,167	$56,601	—	$3,131,042
Termination by Reason of Disability	$500,000	$1,599,832	$684,167	$56,601	$50,002	$2,890,602

(a) Includes actual amounts paid in respect of the LTIP performance period January 1, 2012 – December 31, 2014.

Change of Control Arrangements
Messrs. Guzzi, Pompa, Cammaker, and Matz, each a named executive officer, are parties to change of control agreements with us, which we refer to as the “Change of Control Agreements”. The purpose of the Change of Control Agreements is to retain the services of such named executive officers during a period of change of control so that they can focus on our business, making decisions which are in our best interests and the best interests of our stockholders, even if such decisions lead to their departure, and so that we may retain these individuals during that period and the transition to new ownership.
Generally, no benefits are provided under the Change of Control Agreements for any type of termination before a change of control, for termination after a change of control due to death or disability, for termination for cause, or for voluntary termination (other than for good reason). The terms “change of control”, “cause” and “good reason” are defined below.
Each such named executive officer’s Change of Control Agreement generally provides for a severance benefit if we terminate his employment without cause or he terminates his employment for good reason within two years following a change of control. This severance benefit is equal to the sum of three times:
•
his annual base salary at the time of the change of control;

•
the higher of  (a) his annual incentive awards for the year prior to the change of control or (b) the average of his annual incentive awards for the three years before the change of control; and

•
the value of perquisites provided in respect of the year prior to the change of control.

In addition, under the Change of Control Agreements, with respect to the year in which the change of control occurs, each such named executive officer also is entitled to a pro rata amount of the higher of (a) his annual incentive awards for the year prior to the change of control or (b) the average of his annual incentive awards for the three years prior to the change of control.
Other severance benefits include outplacement assistance and a continuation of insurance benefits for three years. Each such named executive officer agreed that he would retain in confidence all of our confidential information.
If the severance benefits provided for under the Change of Control Agreements are paid to such named executive officers, and/or if, in connection with a change of control, other payments or distributions are made by us to, or for the benefit of, such named executive officers, or other benefits are conferred upon them, pursuant to the terms of any other agreement, policy, plan or program, they might constitute an “excess parachute payment” within the meaning of Section 280G of the Code, on which an excise tax would be due. In that case, under the Change of Control Agreements, such named executive officers would also be entitled to such additional payments as may be necessary to ensure that the net after-tax benefit of all such amounts shall be equal to their respective net after-tax benefits as if no excise tax had been imposed.
As described above under “Potential Post Employment Payments”—“Long Term Incentive Plan” commencing on page 33, “Potential Post Employment Payments”—“Voluntary Deferral Plan” commencing on page 34 and “Potential Post Employment Payments”—“Special Equity Awards” on page 35, performance-based cash incentive awards under the LTIP and the LTIP stock units, as well as the Special Equity Awards, will also vest upon, and be payable following, a change of control, and account balances under the Voluntary Deferral Plan will be payable upon a change of control.
Definition of Change of Control, Cause and Good Reason
For purposes of the Change of Control Agreements, a “change of control” means, in general, the occurrence of:
•
a person or group of persons acquiring 25% or more of our voting securities;

•
our stockholders approving a merger, business combination or sale of our assets, with the holders of our Common Stock prior to such transaction owning less than 65% of the voting securities of the resulting corporation; or

•
our Incumbent Directors failing to constitute at least a majority of our Board during any two year period. An “Incumbent Director” is defined, generally, as a director who was serving as such before the beginning of such two year period or if not a director at such time, generally, if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors.

“Cause” is defined as:
•
the named executive officer’s willful and continued failure to perform substantially his duties for us (other than by reason of physical or mental illness); or

•
his conviction of, or plea of guilty or nolo contendere to, a felony; or

•
his willful engagement in gross misconduct which is materially and demonstrably injurious to us.

“Good Reason” is defined as occurring if:
•
the named executive officer’s annual base salary is reduced;

•
his annual incentive awards are reduced below the higher of  (a) the annual incentive awards paid or payable to him in respect of the year before the change of control or (b) the average of his annual incentive awards paid or payable to him in respect of the three years prior to the change of control;

•
his duties and responsibilities are materially and adversely reduced;

•
the program of incentive compensation and retirement and insurance benefits offered to him are materially and adversely reduced;

•
he is required to relocate more than 50 miles from his primary work location before the change of control; or

•
the Change of Control Agreement is not assumed by a successor to the Company.

Change of Control Benefits Table

The following Table sets forth for each named executive officer (a) cash payments and the value of benefits continuation under his Change of Control Agreement as described on page 37 to which he would have been entitled upon a change of control and termination of his employment on December 31, 2014 by the Company without cause or by him for good reason, (b) the value as of December 31, 2014 of  (i) shares issuable to him in respect of his stock units and (ii) his performance-based cash incentive awards under our LTIP as described commencing on page 33, in each instance, that he would have been entitled to upon a change of control on December 31, 2014, and (c) the value of his account under the Company’s Voluntary Deferral Plan as of December 31, 2014 to which he would be entitled by reason of a change of control. In addition, it sets forth for each named executive officer the amount that would have been paid to him under his Change of Control Agreement to compensate him for the excise tax, if any, payable on the compensation received as a result of termination of his employment upon such change of control and such additional amounts as may be necessary to ensure that his net after-tax benefits of the amounts payable to him under his Change of Control Agreement and other benefits are equal to the net after tax benefits as if no excise tax, if any, had been imposed. The value of the shares has been calculated by multiplying the number of such shares by the closing price on the New York Stock Exchange of a share of our Common Stock on December 31, 2014. The value of benefits continuation is based on the Company’s estimate of the cost of providing (a) healthcare coverage for the named executive officer and his eligible dependents for a 36 month period under his current plan option and coverage level and (b) life insurance and accidental death and dismemberment insurance equivalent to his current group coverage for 36 months. The value of outplacement is based on the Company’s estimate of the current cost of obtaining outplacement services for the named executive officer.
	Cash Payment Under Change of Control Agreement	Cash Equivalent of Shares Issuable in Respect of Accelerated Vesting of Stock Units	Cash Payment in Respect of Acceleration of LTIP Performance- Based Cash Incentive Awards(a)	Value of Account Under Voluntary Deferral Plan	Benefits Continuation	Out- Placement	Compensation for Additional Taxation	Total
Anthony J. Guzzi	$10,930,434	$9,309,844	$4,703,438	$164,001	$111,232	$25,000	$7,570,523	$32,814,472
Mark A. Pompa	$6,104,669	$2,087,293	$1,292,500	$125,847	$76,579	$25,000	—	$9,711,888
Sheldon I. Cammaker	$5,067,456	$1,824,490	$1,063,344	$59,574	$195,105	$25,000	—	$8,234,969
R. Kevin Matz	$4,678,395	$1,765,274	$1,022,500	$56,601	$121,662	$25,000	—	$7,669,432

(a) Includes actual amounts payable in respect of the LTIP performance period January 1, 2012 – December 31, 2014.

DIRECTOR COMPENSATION
The following Table sets forth certain information with respect to the compensation of our non-employee directors for fiscal year 2014. Mr. Guzzi, our President and Chief Executive Officer, received no additional compensation for serving on the Board.
Director Compensation for Fiscal Year 2014

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(i)	Option Awards ($)(j)	Total ($)
John W. Altmeyer	$30,000	$180,000	—	$210,000
Stephen W. Bershad	$260,000(b)	$180,000	—	$440,000
David A.B. Brown	$190,000(c)	$180,000	—	$370,000
Larry J. Bump	$185,000(d)	$180,000	—	$365,000
Richard F. Hamm, Jr	$195,000(e)	$180,000	—	$375,000
David H. Laidley	$190,000(f)	$180,000	—	$370,000
Frank T. MacInnis	$180,000	$180,000	—	$360,000
Jerry E. Ryan	$190,000(g)	$180,000	—	$370,000
Michael T. Yonker	$187,500(h)	$180,000	—	$367,500

(a)
Each non-employee director generally received in 2014 an annual retainer of  $180,000 in cash and under our Director Award Program $180,000 in restricted stock units in respect of which Common Stock of the Company will be issued as discussed below, except for Mr. Altmeyer who was elected to our Board of Directors on October 23, 2014. For 2014, upon his election to the Board, Mr. Altmeyer received a cash retainer of  $30,000 and under our Director Award Program an award of  $180,000 in restricted stock units in respect of which Common Stock of the Company will be issued.

(b)
For serving as a member of the Audit Committee, Mr. Bershad received an additional annual fee of  $5,000. For serving as Chairman of the Board for 2014 Mr. Bershad was entitled to a fee at the rate of  $75,000 per annum by reason of his election as Chairman, but in lieu thereof, he elected to receive 1,626 stock units as described below. This $75,000 is included in the $260,000 figure.

(c)
For serving as Chairman of the Audit Committee, Mr. Brown received an additional annual fee of  $10,000.

(d)
For serving as a member of the Compensation Committee, Mr. Bump received an additional annual fee of  $5,000.

(e)
For serving as a member of the Audit Committee, Mr. Hamm received an additional annual fee of  $5,000, for serving as a member of the Compensation Committee, he received an additional annual fee of  $5,000, and for serving as Chairman of the Corporate Governance Committee, he received an additional annual fee of  $5,000.

(f)
For serving as a member of the Audit Committee, Mr. Laidley received an additional annual fee of  $5,000 and for serving as a member of the Compensation Committee, he received an additional annual fee of  $5,000.

(g)
For serving as Chairman of the Risk Oversight Committee, Mr. Ryan received an additional annual fee of  $5,000 and for serving as a member of the Compensation Committee he received an additional annual fee of  $5,000.

(h)
For serving as Chairman of the Compensation Committee, Mr. Yonker received an additional annual fee at the rate of  $5,000 for the first six months of 2014 and at the rate of  $10,000 for the second six months of 2014.

(i)
The stock awards represent an aggregate grant date fair value computed in accordance with FASB ASC Topic 718. In 2014, each of our non-employee directors, other than Mr. Altmeyer, received an award in June 2014 consisting of 3,904 stock units in respect of which an equal number of shares of our Common Stock will be issued with an aggregate grant date for fair value of  $180,000. As indicated above, Mr. Altmeyer was awarded 4,295 restricted stock units on October 23, 2014 with an aggregate grant date fair value of  $180,000 upon his election as a Director pursuant to the Company’s Director Award Program. In addition, because Mr. Laidley elected to receive only $90,000 as his cash retainer for the 12 month period commencing June 2014, in accordance with the director’s compensation arrangement for 2014, he received an additional stock award consisting of 1,952 stock units in respect of which an equal number of shares of our Common Stock will be issued with an aggregate grant date fair value of  $90,000; this $90,000 fair value amount is not included in the Stock Awards Column as such foregoing $90,000 is included in the Column entitled Fees Earned or Paid in Cash. In addition, by reason of his serving as Chairman of the Board, Mr. Bershad elected to receive an additional stock award consisting of 1,626 stock units in respect of which an equal number of shares of our Common Stock will be issued with an aggregate grant date fair value of  $75,000 in lieu of  $75,000 in cash he could have received as a fee for serving as our Chairman. This fair value amount is not included in the Stock Awards Column as the $75,000 fee is included in the Column entitled Fees Earned or Paid in Cash.

(j)
No options were awarded to directors in 2014.

As of December 31, 2014 certain of our non-employee directors held outstanding options to acquire the number of shares of our Common Stock following their respective names: Stephen W. Bershad, 130,875 shares; David A.B. Brown, 30,875 shares; Larry J. Bump, 85,024 shares; Richard F. Hamm, Jr., 100,000 shares; David H. Laidley, 50,000 shares; Jerry E. Ryan, 40,000 shares; and Michael T. Yonker, 100,000 shares. Neither Mr. John Altmeyer nor Mr. Frank MacInnis held any options as of December 31, 2014. In addition, as of December 31, 2014 our non-employee directors held awards of stock units entitling them to the number of shares of our Common Stock following their respective names: John W. Altmeyer, 4,295 shares; Stephen W. Bershad, 31,150 shares; David A.B. Brown, 3,918 shares; Larry J. Bump, 3,918 shares; Richard F. Hamm, Jr., 3,918 shares; David H. Laidley, 21,929 shares; Frank T. MacInnis, 8,614 shares; Jerry E. Ryan, 3,918 shares; and Michael T. Yonker, 27,626 shares.
We provide an annual cash retainer to each non-employee director of  $180,000 payable quarter annually and an annual grant to each such director of a number of stock units immediately following his election to the Board at our annual meeting of stockholders determined by dividing $180,000 by the fair market value of a share of our Common Stock on the grant date, which stock units entitle him to receive an equal number of our shares of Common Stock on a date which is the first, second, third, fourth or fifth anniversary of the grant date as he selects. In the alternative, a director may elect to forego one-half of his annual cash retainer and instead receive additional stock units on the same terms as the grant of stock units referred to in the preceding sentence. In addition, pursuant to the terms of our Director Award Program in effect on October 23, 2014 when Mr. Altmeyer was elected to the Board, he was awarded a number of stock units (4,295 stock units) determined by dividing $180,000 by the fair market value of a share of our Common Stock on the date of his election. In accordance with the Director Award Program he elected to receive an equal number of shares issuable in respect of those stock units on the fifth anniversary of the grant date. In December 2014, the Director Award Program was amended to provide that a director elected to the Board for the first time at other than an annual meeting of stockholders shall receive an award of restricted stock units with a value equal to the cash retainer payable to him from the date of his election until the next annual meeting of stockholders instead of restricted stock units with a value equal to the annual cash retainer. For 2014, the Chairman of the Audit Committee of the Board received an annual fee of  $10,000, the Chairman of the Governance Committee of the Board received an annual fee of  $5,000, the Chairman Risk Oversight Committee of the Board received an annual fee of  $5,000, and the Chairman of the Compensation Committee of the Board received an annual fee at the rate of  $5,000 for the first six months of 2014 and at the rate of  $10,000 for the second six months of 2014. Each member of the Audit Committee receives an annual fee of  $5,000 and each member of the Compensation Committee an annual fee of  $5,000 per annum.
Mr. Stephen W. Bershad, our Chairman of the Board, is entitled to an annual fee of  $75,000 for serving as such, and he elected to take that fee in the form of an award of 1,626 restricted stock units entitling him to an equal number of shares of our Common Stock. The stock unit award had a fair value on the award date of  $75,000, and those units vest in periodic installments.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2014, the Compensation Committee was responsible for matters concerning executive compensation.
Messrs. Bump, Hamm, Laidley, Ryan and Yonker have served as members of the Compensation Committee during 2014.
No member of the Compensation Committee:
•
was at any time during 2014 an officer or employee of ours or any of our subsidiaries;

•
was formerly an officer of ours or of any of our subsidiaries; or

•
has or had any relationship requiring disclosure by us under any paragraph of Item 404 of Regulation S-K of the Securities and Exchange Commission.

COMPENSATION COMMITTEE REPORT
The following is the report of the Compensation and Personnel Committee for the year ended December 31, 2014.
We have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with EMCOR’s management.
Based on the review and discussions referred to in the immediately preceding paragraph, we recommended to EMCOR’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference into the Company’s Form 10-K for the year ended December 31, 2014.
By:
Compensation and Personnel Committee

Michael T. Yonker, Chairman
Larry J. Bump
Richard F. Hamm, Jr.
David H. Laidley
Jerry E. Ryan
AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to the audited financial statements for the year ended December 31, 2014, included in EMCOR’s annual report on Form 10-K for that year.
We have reviewed and discussed such audited financial statements with management and the Company’s independent auditors, Ernst & Young LLP.
We have discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
We have received the written disclosures and letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communications with Audit Committees Concerning Independence” and have discussed with Ernst & Young LLP that firm’s independence from EMCOR. The Audit Committee has also concluded that the provision to EMCOR by Ernst & Young LLP of audit and non-audit services, as described under the Table of Fees on page 52 under “Ratification of Appointment of Independent Auditors” of its Proxy Statement for its Annual Meeting of Stockholders to be held June 11, 2015, is compatible with the independence of Ernst & Young LLP.
Based on the review and discussions referred to above in this report, we recommended to EMCOR’s Board that the audited financial statements be included in EMCOR’s annual report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.
By:
Audit Committee

David A. B. Brown, Chairman
Stephen W. Bershad
Richard F. Hamm, Jr.
David H. Laidley

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following Table sets forth as of April 16, 2015 certain information regarding beneficial ownership of our Common Stock by each person or group known by us to be a beneficial owner of more than five percent of the outstanding shares of our Common Stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent Owned
BlackRock, Inc. 55 East 52nd Street New York, New York 10022	6,060,963 shares(1)	9.7%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	4,130,280 shares(2)	6.6%
FMR LLC 245 Summer Street Boston, Massachusetts 02210	4,379,423 shares(3)	7.0%

(1)
Based on a Schedule 13G Information Statement filed by BlackRock, Inc. The Schedule 13G discloses that BlackRock, Inc. is the beneficial owner of 6,060,963 shares and has sole voting power of 5,893,995 of such shares and sole dispositive power of 6,060,963 of such shares.

(2)
Based on a Schedule 13G Information Statement filed by The Vanguard Group (“Vanguard”). The Schedule 13G discloses that Vanguard is the beneficial owner of 4,130,280 shares and has sole voting power of 92,990 of such shares and sole dispositive power of 4,042,190 of such shares and shared dispositive power of 88,090 of such shares. It also states that Vanguard Fiduciary Trust Company is the beneficial owner of 88,090 of such shares as a result of it serving as investment manager of collective trust accounts and that Vanguard Investments Australia, Ltd. is the beneficial owner of 4,900 of such shares as a result of it serving as investment manager of Australian investment offerings.

(3)
Based on a Schedule 13G Information Statement filed by FMR LLC, Edward C. Johnson, 3rd and Abigail P. Johnson (collectively, the “Reporting Persons”). The Schedule 13G discloses that the Reporting Persons are the beneficial owners of 4,379,423 shares and have sole power to vote or to direct the vote of 599,466 of such shares and sole power to dispose or to direct the disposal of 4,379,423 of such shares.

SECURITY OWNERSHIP OF MANAGEMENT
The following Table sets forth as of April 16, 2015, certain information regarding the beneficial ownership of our Common Stock by each of our directors (including our Chief Executive Officer), and each of our other named executive officers, and all our directors and named executive officers as a group. Except as otherwise noted, to our knowledge, each of the persons listed below has sole voting power and investment power with respect to the shares listed next to his name.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent
John W. Altmeyer	4,303(2)	*
Stephen W. Bershad	197,888(2)	*
David A.B. Brown	14,521(2)	*
Larry J. Bump	115,949(2)	*
Anthony J. Guzzi	365,646(3)(4)	*
Richard F. Hamm, Jr	141,043(2)	*
David H. Laidley	87,556(2)	*
Frank T. MacInnis	360,048(2)(6)	*
Jerry E. Ryan	77,804(2)	*
Michael T. Yonker	117,258(2)	*
Mark A. Pompa	84,186(3)	*
Sheldon I. Cammaker	111,937(3)	*
R. Kevin Matz	233,623(3)	*
All directors and executive officers as a group	1,911,762(5)	3.0%

*
Represents less than 1%.

(1)
The information contained in the Table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

(2)
Includes in the case of Mr. Bershad, 90,875 shares; in the case of Mr. Brown, 5,851 shares; in the case of Mr. Bump, 65,024 shares; in the case of Mr. Hamm, 100,000 shares; in the case of Mr. Laidley, 50,000 shares; in the case of Mr. Ryan, 40,000 shares; and in the case of Mr. Yonker, 80,000 shares; which shares may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days of the date hereof and granted pursuant to our stock options plans and programs for non-employee directors. Also included in the case of each of Mr. Altmeyer, 4,303 shares issuable in respect of stock units, in the case of each of Messrs. Brown, Bump, Hamm, and Ryan, 3,925 shares, in the case of Mr. Bershad, 31,208 shares, in the case of Mr. Laidley, 21,970, shares, in the case of Mr. MacInnis, 8,630 shares, and in the case of Mr. Yonker, 27,678 shares, issuable in respect of stock units, in each case, on certain dates, as described under “Director Compensation” commencing on page 40.

(3)
Includes in the case of Mr. Guzzi, 202,104 shares; in the case of Mr. Pompa, 44,641 shares; in the case of Mr. Cammaker, 36,740 shares; and in the case of Mr. Matz, 37,981 shares, which shares are to be issued in respect of stock units, provided such holder remains an employee of the Company until specified dates as more fully described in the narrative immediately following the Outstanding Equity Awards at 2014 Fiscal Year-End Table commencing on page 28.

(4)
Does not include 5,790 shares owned by a trust for the benefit of Mr. Guzzi’s wife and children, of which his wife and brother are trustees.

(5)
Includes 431,750 shares that may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days of the date hereof and granted pursuant to our stock options plans and programs and 430,965 shares issuable in respect of stock units.

(6)
Does not include 108,688 shares owned by a trust for the benefit of Mr. MacInnis’ children and other descendants, of which his wife is the trustee.

PROPOSAL NO. 1—ELECTION OF DIRECTORS
At our Annual Meeting, ten directors are to be elected by the holders of our Common Stock to serve until our next annual meeting of stockholders and until their successors have been duly elected and qualified. To be elected as a director at the Annual Meeting, each nominee must receive a majority of the votes cast, which means that the number of votes cast “for” the nominee must exceed the number of votes cast “against” the nominee.
Information concerning the nominees for election at our Annual Meeting is set forth below. Each nominee is presently one of our directors. While the Board has no reason to believe that any of those named as a nominee for election to the Board will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other nominees in the discretion of the persons acting pursuant to the proxy. Mr. John W. Altmeyer was elected to the Board at a meeting of our directors in October 2014 following the Corporate Governance Committee’s retention of a third party search firm to which the Company paid a fee to recommend potential candidates for election to the Board and assist in the evaluation of such potential candidates and which firm recommended Mr. Altmeyer’s election to the Board. Each of our director nominees has consented to be named in this Proxy Statement as a nominee and to serve if elected.
John W. Altmeyer, Age 55. Mr. Altmeyer is the President and Chief Executive Officer of Carlisle Construction Materials, a division of Carlisle Companies Incorporated, a diversified manufacturing company. Carlisle Construction Materials, which has been led by Mr. Altmeyer since 1997, is principally engaged in the manufacture and sale of rubber and thermoplastic roofing systems and other products with roofing applications for commercial and residential buildings. Mr. Altmeyer was elected to our Board on October 23, 2014. He has been a member of the Board of Directors of Berkshire Hills Bancorp since 2012. As a senior executive in the construction material industry for over 20 years, Mr. Altmeyer has in depth knowledge of industries related to the Company’s businesses.
Stephen W. Bershad, Age 73. Mr. Bershad is a private investor and has served as our Chairman of the Board since June 13, 2013. From May 31, 2012 to June 13, 2013 Mr. Bershad served as our Lead Director. In addition, since July 2010, he also has been Chairman of the Board of Directors of GSI Group Inc., a supplier of laser based solutions and precision motion control systems to the global medical, electronics, and industrial markets. Until September 2009, and for more than five years prior thereto, he had been Chairman of the Board of Directors and Chief Executive Officer of Axsys Technologies, Inc. From 1986 to September 2009 Mr. Bershad was also a member of the Board of Directors of Axsys. He has been one of our directors since December 15, 1994. As a senior executive with Lehman Brothers for more than 15 years, the Chief Executive Officer of Axsys for more than 20 years, and the Chairman of GSI for nearly five years, Mr. Bershad has an invaluable background in investment banking, finance, and business.
David A.B. Brown, Age 71. Mr. Brown has been Chairman of the Board of Directors of Layne Christensen Company since June 2005 and serves on the Compensation Committee of that company. From June 25, 2014 to January 1, 2015, Mr. Brown also served as President and Chief Executive Officer of Layne Christensen. Layne Christensen provides drilling services and related products and services in the principal markets of water resources, mineral exploration, geo construction, and energy. Mr. Brown had also been the Chairman of the Board of Directors of Pride International, Inc., a leading provider of offshore contract drilling and related services to oil and natural gas companies worldwide, from May 2005 to May 2011, when, pursuant to an agreement of merger, it became a wholly owned subsidiary of Ensco plc. Mr. Brown served as a director of Ensco from May 2011 to May 2014. For more than five years prior to May 2005, Mr. Brown was president of The Windsor Group, a management consulting firm of which he was a co-founder. From 2001 to 2006, Mr. Brown was a member of the Board of Directors of Mission Resources, Inc., from 2001 to 2007, a director of NS Group, Inc., and from 2006 to 2007, a director of Petrohawk Energy Corp. He has been one of our directors since December 15, 1994. Mr. Brown, who also is a chartered accountant, has a broad breadth of knowledge regarding finance and varied businesses gathered over many years as a business consultant, particularly in the oil and gas sector in which the Company has many interests, and as a director of several public companies, including chairman of the board of three public companies.
Larry J. Bump, Age 75. Mr. Bump, a private investor, was Chairman of the Board of Directors of Willbros Group, Inc., an international engineering and construction company from 1981 until May 2004.

From 1977 to 1980, he was President and Chief Operating Officer of Willbros, and from 1980 until 2002, when he retired, he was Chief Executive Officer of that company. Mr. Bump has been one of our directors since February 27, 2003. Mr. Bump has had a long career as a senior executive officer of Willbros, serving Willbros both in the United States and abroad. As such, he has broad knowledge of the engineering, construction, and oil and gas industries in which the Company has extensive interests and has increased the depth of the Board’s international experience.
Anthony J. Guzzi, Age 51. Mr. Guzzi has been our President since October 2004, when he joined the Company, and since January 3, 2011, our Chief Executive Officer. He served as our Chief Operating Officer from October 2004 until January 3, 2011. From August 2001 until he joined the Company, Mr. Guzzi was President of the North American Distribution and Aftermarket Division of Carrier Corporation, a manufacturer and distributor of commercial and residential HVAC and refrigeration systems and equipment and a provider of aftermarket services and components of its own products and those of other manufacturers in both the HVAC and refrigeration industry. Mr. Guzzi is also Lead Director of Hubbell International, Inc. Mr. Guzzi was elected to the Board on December 15, 2009. Mr. Guzzi has extensive knowledge of the Company’s business and, having served as a senior executive officer of Carrier Corporation, has extensive knowledge of the mechanical services business which accounts for a significant portion of the Company’s revenues and profits.
Richard F. Hamm, Jr., Age 55. Since January 1, 2015, Mr. Hamm has been Vice President, Chief Financial Officer, and General Counsel of Lakewood-Amedex Inc., a drug discovery and development firm. Mr. Hamm has also been the Managing Member of Siesta Properties LLC, a real estate development company since July 2011. He had been an Executive Vice President of Dendreon Corporation, a biotechnology company developing targeted therapies for the treatment of cancer, from December 2010 to June 2011 as well as its General Counsel and Secretary from November 2004 to June 2011. He also served as a Senior Vice President of Dendreon from November 2004 to December 2010. From April 2002 until November 2004, he was Deputy General Counsel and a Vice President of Medtronic, Inc., a medical technology company. From August 2000 to September 2009, Mr. Hamm was a member of the Board of Directors of Axsys Technologies Inc. Mr. Hamm has been one of our directors since June 19, 1998. As a corporate executive, including serving as Chief Financial Officer of Dendreon for a period of time, and a practicing attorney for over 30 years, with a masters degree in business administration, Mr. Hamm has a broad knowledge of many industries with proven business acumen and a strong background in finance.
David H. Laidley, Age 68. Mr. Laidley is Chairman Emeritus of Deloitte LLP (Canada), a professional services firm providing audit, tax, financial advisory and consulting services, where he was a partner from 1975 until his retirement in 2007 specializing in tax and audit services. He served as Chairman of Deloitte LLP (Canada) from 2000 to 2006. Mr. Laidley has been a director of AIMIA Inc. since 2009, a director of Input Capital Corp. since 2013, and Chairman of the Board of Directors of CT Real Estate Investment Trust since 2013, the shares or units of each of which companies are traded on the Toronto Stock Exchange. Mr. Laidley had also been a director of the Bank of Canada from 2007 to 2013 and a director of Biovail Corporation from 2008 to 2010. Mr. Laidley was first elected to our Board on December 15, 2008. With more than 40 years of accounting experience dealing with businesses in many industries, Mr. Laidley’s background provides a strong financial foundation for Board deliberations and a keen knowledge of many industry sectors.
Frank T. MacInnis, Age 68. Mr. MacInnis served as our Chairman of the Board from April 1994 to June 2013 and as our Chief Executive Officer from April 1994 to January 3, 2011 when he resigned as our Chief Executive Officer. During the balance of 2011, Mr. MacInnis was employed as an Advisor to Mr. Guzzi, our current Chief Executive Officer. At the end of 2011, Mr. MacInnis retired from the Company’s employ. Mr. MacInnis also served as our President from April 1994 to April 1997 and from February 2004 to October 2004. Mr. MacInnis is also Chairman of the Board of Directors of The Williams Companies, Inc. and Chairman of the Board of Directors of ITT Corporation. Mr. MacInnis was first elected to our Board on December 15, 1994. Mr. MacInnis’ long career in the electrical contracting and pipeline industries, including over 20 years with the Company, has provided him with in-depth knowledge of all sectors in which the Company is involved.
Jerry E. Ryan, Age 72. Mr. Ryan, who is retired, served, from January 2000 through December 2002, as a consultant to Fintube Technologies, Inc., a manufacturer of large heat recovery steam generators utilized in the electrical power generating industry and heavy welded finned tubes used in a variety of heat recovery operations and a subsidiary of Lone Star Technologies, Inc. Mr. Ryan served as Chairman of the Board of Directors and Chief Executive Officer of the general partner of Fintube Limited Partnership from 1985 until its sale to Lone Star Technologies in January 2000. Mr. Ryan also served on the Boards of Directors of Lone Star Technologies from 2000 to 2007, AAON, Inc. from 2001 to 2007, and Global Power Equipment Group from 2002 to 2008. He has been one of our directors since December 15, 2007. As an entrepreneur for more than 40 years, Mr. Ryan has an extensive background in business and manufacturing operations and in-depth knowledge of the heat exchanger business in which the Company has a significant investment.
Michael T. Yonker, Age 72. For more than nine years prior to his retirement in June 1998, Mr. Yonker was President and Chief Executive Officer of Portec, Inc., a diversified industrial products company with operations in the construction equipment, materials handling and railroad products industries. Mr. Yonker served as a director of Woodward Governor Company from 1996 to 2014 and served as a director of Modine Manufacturing Company from 1993 to 2012. He has been one of our directors since October 25, 2002. Having served as Chief Executive Officer of Portec and a senior executive officer and director of other companies, Mr. Yonker has a depth of business experience.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” the election of each of the above nominees.
PROPOSAL NO. 2—NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The following resolution gives our stockholders the opportunity to vote to approve or not approve, on a non-binding advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed in the “Compensation Discussion and Analysis,” executive compensation tables, and accompanying narrative disclosures in this Proxy Statement. We are providing this vote as required by Section 14A of the Securities Exchange Act of 1934, as amended.
As discussed previously in the Compensation Discussion and Analysis section beginning on page 12, the objectives of our compensation program for our named executive officers are to attract, retain, and motivate key executives with skills necessary to assure our long-term success. Broadly stated, the purpose of the key components of the program that are geared to both our short-term and long-term performance insofar as they relate to named executive officers are:
•
to reward named executive officers’ expertise and experience;

•
to reward named executive officers’ performance that drives achievement of our short-term and long-term goals by providing a strong link between pay and performance; and

•
to align named executive officers’ compensation with the interests of our stockholders by paying a meaningful portion of incentive awards in equity.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the stockholders of EMCOR Group, Inc. (“EMCOR”) approve, on an advisory basis, the compensation of EMCOR’s named executive officers, as described in the “Compensation Discussion and Analysis,” executive compensation tables, and accompanying narrative disclosures in EMCOR’s proxy statement for the 2015 Annual Meeting of Stockholders.”
While we intend to carefully consider the voting results of this Proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or its Compensation and Personnel Committee. Our Board and its Compensation and Personnel Committee value the opinions of our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers.

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of our named executive officers.
PROPOSAL NO. 3—APPROVAL OF THE MATERIAL TERMS OF THE 2010 INCENTIVE PLAN WITH RESPECT TO PERFORMANCE-BASED AWARDS, AS MODIFIED
Our Board of Directors adopted and we have in effect our 2010 Incentive Plan that was approved by stockholders in 2010.
This proposal asks stockholders to approve the material terms of the performance goals under the 2010 Incentive Plan for performance periods commencing after June 11, 2015, including a proposed amendment to increase from $5,000,000 to $8,000,000 the maximum amount of performance-based cash awards that may be granted to a participant during a calendar year under the plan. The Company is asking stockholders for this approval so that the Company may continue to grant executive officers whose compensation is subject to Section 162(m) performance-based compensatory awards that are intended to be exempt from the tax deduction limitations of Section 162(m).
Section 162(m) generally limits the deduction the Company can claim for certain executive compensation. The limitation ($1 million per executive for any year) applies only to compensation with respect to the Company’s chief executive officer and its three most highly compensated executive officers other than the chief executive officer and the chief financial officer. Compensation that is paid based on the achievement of pre-established performance goals that are set by the Compensation Committee is eligible for an exemption from the tax deduction limitation of Section 162(m) if the material terms of the performance goals are disclosed to, and approved by, the Company’s stockholders not less frequently than every five years. The material terms of the performance goals, which were last approved by the Company’s stockholders in 2010 and for which approval is currently being sought, are (a) the employees eligible to receive awards under the 2010 Incentive Plan (as described below under “Eligibility”); (b) the business criteria on which performance goals may be based (as described below under “Performance-Based Awards”); and (c) limits on the maximum aggregate amount of awards that qualify as performance-based awards that may be made to a covered employee during a calendar year under the 2010 Incentive Plan (as described below under “Performance-Based Awards”).
The Company reserves the right to make awards in cash and shares that are not exempt from the tax deduction limitations of Section 162(m).
Stockholders are being asked to approve the material terms of the performance goals, as modified, in the 2010 Incentive Plan. Stockholders are not being asked to approve an increase in the number of shares available for grant under the 2010 Incentive Plan.
The description of the 2010 Incentive Plan set forth below is a summary, does not purport to be complete, and is qualified in its entirety by reference to the provisions of the 2010 Incentive Plan itself. The complete text of the 2010 Incentive Plan is attached as Exhibit B to this Proxy Statement.
Purpose
Our Board of Directors adopted the 2010 Incentive Plan in order to give us maximum flexibility in granting equity awards to our non-employee directors and equity and cash based awards to key employees. We believe that the 2010 Incentive Plan enables us to more effectively attract and retain directors and key employees and will motivate our directors and key employees to exert their best efforts on behalf of the Company and its affiliates.
Description of the 2010 Incentive Plan
Administration. The 2010 Incentive Plan is administered by the Compensation and Personnel Committee of our Board (the “Compensation Committee”), which may delegate its duties and powers in whole or in part to any subcommittee consisting solely of at least two individuals who are intended to qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code,

“outside directors” within the meaning thereof. The Compensation Committee may also delegate to a director, including the chief executive officer, the authority to grant awards to non-executive employees under the 2010 Incentive Plan. The Compensation Committee is authorized to interpret the 2010 Incentive Plan, to establish, amend and rescind any rules and regulations relating to the 2010 Incentive Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2010 Incentive Plan.
Eligibility. All of our non-employee directors and certain of our and our affiliates’ employees, including executive officers, are eligible to receive awards under the Plan. As of April 16, 2015, approximately 100 employees and 9 non-employee directors were eligible to participate in the 2010 Incentive Plan. Participation is discretionary and awards are subject to approval by the Compensation Committee.
Shares Subject to the Plan. As of April 16, 2015 the total number of shares of our Common Stock which may be issued in respect of future awards under the 2010 Incentive Plan was 1,945,841. As of April 16, 2015, the closing price on The New York Stock Exchange of a share of our Common Stock was $46.87
Stock Options and Stock Appreciation Rights. The Compensation Committee may award non-qualified or incentive stock options for federal income tax purposes. Options granted under the 2010 Incentive Plan shall be vested and exercisable at such times and upon such terms and conditions as may be determined by the Compensation Committee, but in no event shall an option be exercisable more than ten years after it is granted. The maximum number of shares of our Common Stock covered by options that may be granted during any calendar year to any participant shall be 200,000.
The exercise price per share of our Common Stock for any option awarded shall not be less than 100% of the fair market value of a share of our Common Stock on the date the option is granted. To the extent permitted by the Compensation Committee, the exercise price of an option may be paid (a) in cash or its equivalent, (b) in shares of our Common Stock having a fair market value equal to the aggregate exercise price and satisfying such other requirements as may be imposed by the Compensation Committee; provided, that such shares have been held by the participant for no less than six months, (c) partly in cash and partly in shares of our Common Stock, (d) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell shares of our Common Stock obtained upon the exercise of the option and to deliver promptly to us an amount out of the proceeds of the sale equal to the aggregate exercise price for the shares of our Common Stock being purchased or (e) through a “net exercise” arrangement whereby the Company will reduce the number of shares of our Common Stock that would otherwise be issued to a participant by a number of whole shares of our Common Stock having a fair market value equal to the sum of the aggregate exercise price in respect of the option.
The Compensation Committee also may grant stock appreciation rights independent of or in conjunction with an option. The maximum number of shares of our Common Stock covered by a stock appreciation right that may be granted during any calendar year to any participant shall be 200,000. The exercise price of a stock appreciation right shall not be less than the fair market value of our Common Stock on the date the stock appreciation right is granted; provided, however, that, in the case of a stock appreciation right granted in conjunction with an option, the exercise price may not be less than the exercise price of the related option. Each stock appreciation right granted independent of an option shall entitle a participant upon exercise to an amount equal to (i) the excess of  (A) the fair market value on the exercise date of one share of our Common Stock over (B) the per share exercise price, times (ii) the number of shares of our Common Stock covered by the stock appreciation right. Each stock appreciation right granted in conjunction with an option shall entitle a participant to surrender the option and to receive an amount equal to (i) the excess of  (A) the fair market value on the exercise date of one share of our Common Stock over (B) the per share exercise price, times (ii) the number of shares of our Common Stock covered by the option which is surrendered. Payment shall be made in shares of our Common Stock or in cash or partly in our Common Stock and partly in cash (with any Common Stock valued at fair market value), as shall be determined by the Compensation Committee. Stock Appreciation rights that may be settled, in whole or in part, in shares of our Common Stock cannot have a term of more than ten years. Stock appreciation rights granted under the 2010 Incentive Plan shall be vested and exercisable at such times and upon such other terms and conditions as may be determined by the Compensation Committee.

No Repricing. The 2010 Incentive Plan prohibits the repricing of options or stock appreciation rights.
Restricted Stock, Other Stock-Based Awards, and Cash Awards. The Compensation Committee shall determine the number of shares of restricted stock to grant to a participant, the duration of the period during which, and the conditions, if any, under which the restricted stock may be forfeited to us and the other terms and conditions of restricted stock awards.
The Compensation Committee, in its sole discretion, may grant stock awards, unrestricted stock and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, shares of our Common Stock and may grant cash awards which are not valued or otherwise based on shares. Other equity awards and cash awards may be in such form, and dependent on such conditions, as the Compensation Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more shares of our Common Stock (or the equivalent cash value of such shares of our Common Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.
Performance-Based Awards. Certain stock awards (including restricted stock awards), other stock-based awards and cash awards granted under the 2010 Incentive Plan may be granted in a manner designed to make them deductible by us under Section 162(m) of the Code. Such awards (“Performance-Based Awards”) shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvement in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; and (xviii) return on assets. With respect to Performance-Based Awards, (a) the Compensation Committee shall establish the objective performance goals applicable to a given period of service no later than 90 days after the commencement of such period of service (but in no event after 25% of such period of service has elapsed) and (b) no awards shall be paid to any participant until the Compensation Committee certifies that the objective performance goals (and any other material terms) applicable to such awards have been satisfied. Under the performance goals as proposed to be modified for performance periods commencing after June 11, 2015, the maximum amount of Performance-Based Awards that may be granted during a calendar year to any participant shall be: (x) with respect to stock awards and other stock-based awards that are denominated or payable in shares, 100,000 shares of our Common Stock, (y) with respect to stock awards and other stock-based awards that are not denominated or payable in shares, $5,000,000, and (z) with respect to cash awards which are not otherwise valued or based on shares, $8,000,000.
Adjustments Upon Certain Events. In the event of any stock dividend or split, reorganization, recapitalization, merger, share exchange or any other similar transaction, the Compensation Committee, in its sole discretion, shall adjust, as and in the manner and to the extent it deems equitable and appropriate, (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the 2010 Incentive Plan or pursuant to outstanding awards, (ii) the maximum number of shares for which awards (including limits established for restricted stock or other stock-based awards) may be granted during a calendar year to any participant, (iii) the exercise price of any option or stock appreciation right and/or (iv) any other terms of the awards that the Compensation Committee determines to be affected by the event.
Upon the occurrence of a change in control of the Company (as defined in the 2010 Incentive Plan), the 2010 Incentive Plan provides that the Compensation Committee may (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award or (B) cancel awards for fair value or (C) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted thereunder as determined by the Compensation Committee in its sole discretion or (D) provide that for a period of at least 30 days prior to the change in control, such options or stock appreciation rights shall be exercisable as to all shares of our Common Stock subject thereto and that upon the occurrence of the change in control, such options or stock appreciation rights shall terminate.

Amendment and Termination. Our Board may amend, alter or discontinue the 2010 Incentive Plan, but no amendment, alteration or discontinuation shall be made (a) without the approval of our Stockholders, if such action would, (i) increase the total number of shares reserved for the purposes of the 2010 Incentive Plan or increase the maximum number of shares for which awards may be granted to any participant during a calendar year (ii) materially modify the requirements for participation, (iii) modify the provisions relating to repricing of options or stock appreciation rights, or the exercise prices of options, or (iv) modify provisions relating to the maximum term of stock options and stock appreciation rights that may be settled in shares of our Common Stock, or (b) without the consent of a participant, if such action would diminish any of the rights of the participant under any award previously granted to the participant under the 2010 Incentive Plan. No awards may be made under the 2010 Incentive Plan after ten years from its original date of approval by our stockholders.
Tax Status of 2010 Incentive Plan Awards
Introduction. The following summary discussion is limited to the U.S. federal income tax treatment of stock options awarded under the 2010 Incentive Plan, is based on present federal tax laws and regulations, and does not purport to be a complete description of the federal or other tax consequences that may also be relevant to stock option awards.
Non-Qualified Options. If the option is a non-qualified option, no income is realized by the optionee at the time of grant of the option, and no deduction is available to us at that time. At the time of exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares of our Common Stock on the date of exercise over the exercise price, and a corresponding income tax deduction is available to us. If an option is exercised by delivery to us of shares of our Common Stock, a number of shares received by the optionee equal to the number of shares so delivered will have a tax basis and holding period equal to the shares so delivered and the additional shares received will have a tax basis equal to their then fair market value and a holding period that is measured from the date of exercise. Upon disposition, any additional gain and any loss realized on the disposition will be taxed as a capital gain or loss, long-term or short-term depending on the optionee’s holding period in the shares.
Incentive Stock Options. If the option is an incentive stock option, no income is realized by the optionee for regular tax purposes upon grant of the option or, in general, upon exercise. However, the exercise of an incentive stock option will increase the optionee’s alternative minimum taxable income and in some cases result in liability for the alternative minimum tax. If shares purchased upon the exercise of an incentive stock option are held by the optionee for at least two years from the date of the grant of such option and for at least one year after exercise, gain or loss recognized upon a later sale or exchange of the shares will be taxed as a long-term capital gain or loss. If there is a disposition of the shares before these holding periods are satisfied, then, in general, the optionee will have ordinary income at disposition equal to the excess of the shares’ fair market value at time of exercise over the exercise price (or, in some cases, the excess of the shares’ fair market value at time of disposition over the exercise price), and any additional gain recognized in the disposition will be taxed as a capital gain, long-term or short-term depending on the optionee’s holding period in the shares. Special rules may apply where the exercise price is paid by the delivery to us of previously acquired shares of our Common Stock. With some exceptions, if an incentive stock option is exercised more than three months following termination of employment the tax treatment of the exercise will be the same as that described below for “non-qualified options.” Also, to the extent that incentive stock options granted to an optionee first become exercisable in any calendar year for shares having a grant-date value in excess of  $100,000, the excess will be treated as non-qualified options. In general, we will be entitled to claim an income tax deduction only for the regular ordinary income, if any, recognized by an optionee in connection with the exercise of an incentive stock option or in connection with a disposition of shares acquired upon exercise.
Certain Other Tax Matters: Section 162(m) generally limits the deduction a public corporation can claim for certain executive compensation. The limitation ($1 million per executive for any year) applies only for compensation with respect to the corporation’s chief executive officer and its three most highly compensated executive officers other than the chief executive officer and the chief financial officer. Certain performance-based compensation is exempt from this limitation. Stock options granted under the 2010 Incentive Plan are intended to qualify for this exemption. Under Sections 280G and 4999 of the Code, in general, a public corporation may not be able to claim a deduction for, and certain stockholders, officers and highly compensated individuals may be subject to an additional 20% excise tax on, a portion of any payments to such individuals that are contingent or are deemed to be contingent on a change in ownership or effective control of the corporation or a change in the ownership of a substantial portion of its assets.
Future awards under the 2010 Incentive Plan are subject to the discretion of the Compensation Committee and are therefore undeterminable at this time.
ADOPTION OF PROPOSAL 3
We believe that the Company’s best interests will be served by approval of the material terms of the performance goals, as modified, in the 2010 Incentive Plan, as such approval will enable the Company to be in a position to preserve, where appropriate, the tax deductibility of performance-based compensatory awards that are made to key executives.
Approval of Proposal No. 3 requires the affirmative vote of a majority of shares of our Common Stock represented at the Annual Meeting and entitled to vote thereon.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” approval of the material terms of the performance goals, as modified, in the 2010 Incentive Plan.
PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee, which is comprised entirely of independent directors has appointed Ernst & Young LLP, certified public accountants, as our independent auditors for 2015, subject to ratification by stockholders, and presents this selection to stockholders for ratification. Ernst & Young has acted as our independent auditors since May 14, 2001.
Representatives of Ernst & Young LLP are expected to be present at our Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.
Fees
The aggregate fees for professional services rendered to the Company by Ernst & Young LLP for the years ended December 31, 2014 and 2013 were as follows:
	Fee Amount
Services Provided	2014	2013
Audit Fees(1)	$4,882,000	$5,432,547
Audit Related Fees(2)	125,000	130,000
Tax Fees(3)	280,900	171,700
All Other Fees(4)	103,600	158,600
Total	$5,391,500	$5,892,847

(1)
Fees in connection with the annual audit of the Company’s annual financial statements, including attestation on the Company’s internal control over financial reporting, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, and statutory audits.

(2)
Fees rendered for employee benefit plan audits.

(3)
Fees for services related to tax compliance, including consulting services, the preparation of tax returns, tax planning, and, in the case of 2013, tax due diligence relating to an acquisition.

(4)
Fees for consulting services in connection with XBRL services, software subscriptions.

Audit Committee Pre-Approval Procedures
The 2014 and 2013 audit and non-audit services provided by Ernst & Young LLP were approved by the Audit Committee. The non-audit services were also reviewed by the Audit Committee to ensure compatibility with maintaining the auditors’ independence.

The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the types of services to be provided by Ernst & Young LLP and the estimated fees related to those services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditors. The services and fees must be deemed compatible with the maintenance of the auditors’ independence, including compliance with the rules and regulations of the Securities and Exchange Commission. The Chairperson of the Audit Committee may pre-approve permissible services that arise between Audit Committee meetings provided that the decision to pre-approve the services is reported at the next scheduled Audit Committee meeting.
ADOPTION OF PROPOSAL NO. 4
We believe that our best interests will be served by the approval of Proposal No. 4. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different certified public accounting firm at any time during the year if it is determined that such a change would be in our and our stockholders’ best interests.
Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares of our Common Stock represented at the Annual Meeting and entitled to vote thereon.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as the Company’s independent auditors for 2015.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of change in ownership of our Common Stock and other equity securities with the Securities and Exchange Commission and to furnish copies of such statements to us.
To our knowledge and based solely upon a review of such reports, during 2014 all such reports relating to stock ownership was timely filed.
OTHER MATTERS
Stockholder Proposals. Stockholders’ proposals must be received by us at our headquarters in Norwalk, Connecticut on or before December 30, 2015 in order to be eligible for inclusion in next year’s proxy statement.
Our By-Laws set forth advance notice provisions and procedures to be followed by stockholders who wish to bring business before an annual meeting of stockholders or who wish to nominate candidates for election to the Board.
A stockholder may propose business to be included in the agenda of an annual meeting only if written notice of such stockholder’s intent is given to our Corporate Secretary:
•
not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting; or

•
if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made.

Each such notice must set forth certain background and other information specified in the By-Laws, including a description of the proposed business and the reasons for conducting such business at the annual meeting.

A stockholder may nominate candidates for election to the Board at an annual meeting only if written notice of such stockholder’s intent to make such nomination is given to our Corporate Secretary:
•
not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting; or

•
if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made.

Each such notice must set forth certain background and other information specified in the By-Laws.
Our 2015 Annual Meeting of Stockholders is to be held on June 11, 2015 and, accordingly, such notices must be received no earlier than March 13, 2016 or later than April 12, 2016.
The time limits described above also apply in determining whether notice is timely for purposes of Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 relating to exercise of discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission’s requirements that a stockholder must meet to have a proposal included in our proxy statement.
OTHER INFORMATION
We will bear the cost of soliciting proxies. We expect to solicit proxies primarily by mail. Proxies also may be solicited personally and by telephone by some of our officers and regular employees. We have retained D.F. King & Co., Inc. for solicitation of all brokers and nominees for a fee of  $11,500, plus customary out-of-pocket expenses. We may reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock.
The Board is aware of no other matters that are to be presented to stockholders for formal action at our Annual Meeting. If, however, any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.
Upon the written request of any stockholder of record on April 16, 2015, a copy of our annual report on Form 10-K for the year ended December 31, 2014 (excluding exhibits) as filed with the Securities and Exchange Commission will be supplied without charge. Requests should be directed to Sheldon I. Cammaker, Corporate Secretary, EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851.
BY ORDER OF THE BOARD OF DIRECTORS
SHELDON I. CAMMAKER
Corporate Secretary
April 29, 2015

Exhibit A
EMCOR GROUP, INC.
STANDARDS FOR DETERMINING DIRECTOR INDEPENDENCE
It is the policy of the Board of Directors that a substantial majority of Directors be independent of the Company and of the Company’s management. For a Director to be deemed “independent,” the Board shall affirmatively determine that the Director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an entity that has a relationship with the Company). This determination shall be disclosed in the proxy statement for each annual meeting of the Company’s stockholders. In making this determination, the Board shall apply the following standards:
•
A Director who is an employee, or whose immediate family member is an executive officer, of the Company shall not be deemed independent until three years after the end of such employment relationship.

•
A Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), shall not be deemed independent until three years after he or she ceases to receive more than $100,000 in such compensation.

•
A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company shall not be deemed independent until three years after the end of the affiliation or the employment or auditing relationship.

•
A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s current executive officers serve on that company’s compensation committee shall not be deemed independent until three years after the end of such service or the employment relationship.

•
A Director who is a significant equity holder, an executive officer, general partner, or employee, or whose immediate family member is a significant equity holder, an executive officer or general partner, of any entity that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year of such entity, exceeds 2% of such other entity’s consolidated gross revenues, shall not be deemed independent until three years after falling below such threshold.

•
A Director who is a significant equity holder, an executive officer, general partner or employee, or whose immediate family member is a significant equity holder, an executive officer or general partner, of an entity to which the Company was indebted at the end of the Company’s fiscal year in an aggregate amount in excess of 2% of the Company’s total consolidated assets at the end of such fiscal year, shall not be deemed independent until three years after falling below such threshold.

•
A Director who is a significant equity holder, an executive officer, general partner or employee, or whose immediate family member is a significant equity holder, an executive officer or partner, of an entity which was indebted to the Company at the end of such entity’s fiscal year in an aggregate amount in excess of 2% of such entity’s total consolidated assets at the end of such fiscal year, shall not be deemed independent until three years after falling below such threshold.

•
A Director who is, or whose immediate family member is, an executive officer (or who serves in a comparable position) of a tax-exempt entity that receives significant contributions (i.e. more than $200,000 or more than 2% of the annual contributions received by the entity in a single fiscal year of the tax-exempt entity, whichever amount is lower) from the Company, any executive officer or any immediate family member of an executive officer shall not be deemed independent until three years after falling below such threshold, unless such contributions were approved in advance by the Board of Directors.

For purposes of these Guidelines, the term:
•
“immediate family” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

•
“Company” includes any parent or subsidiary in a consolidated group with the Company.

•
“significant” equity holder of an entity means a holder of 10% or more of such entity’s equity.

The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director’s business and other relationships with the Company to enable the Board to evaluate the Director’s independence.
Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand, Directors or members of their immediate family, and, on the other hand, the Company.

Exhibit B
2010 INCENTIVE PLAN
1. Purpose of the Plan
The purpose of the Plan is to aid the Company in recruiting and retaining directors and to aid the Company and its Affiliates in recruiting key employees and to motivate such directors and key employees to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such directors and employees will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.
2. Definitions
The following capitalized terms used in the Plan have the respective meanings set forth in this Section:
(a)
“Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)
“Affiliate” means any entity that is consolidated with the Company for financial reporting purposes or any other entity designated by the Board in which the Company or an Affiliate has a direct or indirect interest of at least forty percent (40%).

(c)
“Award” means an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock-Based Award granted pursuant to the Plan.

(d)
“Board” means the Board of Directors of the Company.

(e)
“Change in Control” means the occurrence of any of the following events:

(i)
any person or persons acting in concert (excluding Company benefit plans) becomes the beneficial owner of securities of the Company having at least 25% of the voting power of the Company’s then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Company, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

(ii)
any merger or other business combination involving the Company, sale of substantially all of the Company’s assets or combination of the foregoing transactions (the “Transactions”) other than a Transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of  (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or lessee of the Company’s assets; or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

(iii)
within any 24 month period, the persons who were directors immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change in Control or engage in a proxy or other control contest).

(f)
“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(g)
“Committee” means the Compensation and Personnel Committee of the Board.

(h)
“Company” means EMCOR Group, Inc., a Delaware corporation.

(i)
“Effective Date” means the date the adoption of the Plan by the Board is approved by the Company’s stockholders.

(j)
“Exercise Price” means the purchase price per Share under the terms of an Option as determined pursuant to Section 6(a).

(k)
“Fair Market Value” means, on a given date, (i) if there should be a public market for the Shares on such date, the closing prices of the Shares on The New York Stock Exchange or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the “NASDAQ”), or, if no sale of Shares shall have been reported on The New York Stock Exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

(l)
“ISO” means an Option that is also an incentive stock option granted pursuant to Section 6(d).

(m)
“Option” means a stock option granted pursuant to Section 6.

(n)
“Other Stock-Based Awards” means awards in respect of Shares granted pursuant to Section 9.

(o)
“Participant” means a director of the Company or an employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan.

(p)
“Performance-Based Awards” means certain Other Stock-Based Awards granted pursuant to Section 9(b).

(q)
“Plan” means the 2010 Incentive Plan, as amended from time to time.

(r)
“Restricted Stock” means any Share granted under Section 8.

(s)
“Shares” means shares of common stock of the Company, $.01 par value per share.

(t)
“Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 7.

(u)
“Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto), of the Company.

3. Shares Subject to the Plan
The total number of Shares which may be issued under the Plan is 3,250,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan as applicable. Stock Appreciation Rights to be settled in Shares shall also reduce the total number of Shares available under the Plan regardless of the actual number of Shares issued upon settlement of the Stock Appreciation Rights. Shares which are subject to Awards which terminate or lapse without the payment of cash consideration or Shares may be granted again under the Plan.
4. Administration
(a)
The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as “Non-Employee Directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code (or any successor section thereto), “outside directors” within the meaning thereof.

(b)
Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to make, and establish the terms and conditions of, any Award to any person eligible to be a Participant, consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).
(c)
The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any Shares that would have otherwise been received by the Participant.

5. Limitations
(a)
No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

(b)
No Option or Stock Appreciation Right, once granted hereunder, may be repriced.

6. Terms and Conditions of Options
The maximum number of Shares covered by Options that may be awarded during any calendar year to any Participant shall be 200,000. Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:
(a)
Exercise Price. The Exercise Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

(b)
Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

(c)
Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with provision for payment of the full purchase price in accordance with this Section 6(c). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company, at the election of the Committee, pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g., by check); (ii) in Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); (iii) partly in cash and partly in such Shares; or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.
(d)
ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who, at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Exercise Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (I) within two years after the date of grant of such ISO or (II) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be ISOs, unless the applicable Award agreement expressly states that the Option is intended to be a nonqualified stock option. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

(e)
Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

7. Terms and Conditions of Stock Appreciation Rights
(a)
Grants. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement). The maximum number of Shares covered by Stock Appreciation Rights that may be awarded during any calendar year to any Participant shall be 200,000.

(b)
Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted; provided, however, that, notwithstanding the foregoing, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Exercise Price of the related Option. Stock Appreciation rights that may be settled, in whole or in part, in Shares may not be exerciseable more than ten years from the date of grant. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of  (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the

Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (I) the excess of  (x) the Fair Market Value on the exercise date of one Share over (y) the Exercise Price per Share, times (II) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.
(c)
Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit provided that a Stock Appreciation Right may not be exercisable more than ten years from the date of grant.

8. Restricted Stock
(a)
Grant. Subject to the provisions of the Plan, the Committee shall determine the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

(b)
Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. After the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant’s legal representative.

(c)
Dividends. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.

(d)
Performance-Based Grants. Notwithstanding anything to the contrary herein, certain Shares of Restricted Stock granted under this Section 8 may, at the discretion of the Committee, be granted in a manner which is deductible by the Company under Section 162(m) of the Code (or any successor section thereto). The restrictions applicable to a such Restricted Stock shall lapse based wholly or partially on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) by the earlier of  (A) 90 days after the commencement of the performance period to which the performance goal relates or (B) the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the criteria set forth in Section 9(b) below. The Committee shall determine in its discretion whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify.

9. Other Stock-Based Awards
(a)
Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares and may make awards of cash which are not in respect of Shares (“Cash

Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) and Cash Awards upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards and Cash Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the amount of any Cash Award and/or number of Shares to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; and whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Cash Awards and Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).
(b)
Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 and performance-based grants of Shares of Restricted Stock and Cash Awards may be granted in a manner which is deductible by the Company under Section 162(m) of the Code (or any successor section thereto) (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) by the earlier of  (A) 90 days after the commencement of the performance period to which the performance goal relates or (B) the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Sections 162(m) and 409A of the Code, elect to defer payment of a Performance-Based Award. Notwithstanding the foregoing, the maximum amount of Performance-Based Awards that may be granted during a calendar year to any Participant shall be (x) with respect to Other Stock-Based Awards and Awards of Shares of Restricted Stock, that are denominated or payable in shares, 100,000 shares, (y) with respect to Other

Stock-Based Awards that are not denominated or payable in shares, $5,000,000 and (z) with respect to Cash Awards, $5,000,000; provided, however, with respect to Cash Awards for performance periods commencing after June 11, 2015, $8,000,000.(a)
10. Adjustments Upon Certain Events
Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:
(a)
Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, as and in the manner and to the extent it deems to be equitable or appropriate, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Awards (including limits established for Restricted Stock or Other Stock-Based Awards) may be granted during a calendar year to any Participant, (iii) the Exercise Price or exercise price of any Stock Appreciation Right and/or (iv) any other terms of the Awards that the Committee determines to be affected by the event.

(b)
Change in Control. In the event of a Change in Control after the Effective Date, the Committee may, but shall not be obligated to, (i) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award or (ii) cancel Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights or (iii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (iv) provide that for a period of at least 30 days prior to the Change in Control, such Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Options or Stock Appreciation Rights shall terminate and be of no further force and effect.

11. No Right to Employment or Awards
The granting of an Award under the Plan shall (a) impose no obligation on the Company or any Affiliate to continue the employment of a Participant who is an employee and shall not lessen or affect the Company’s or Subsidiary’s right to terminate the employment of such Participant nor to continue a Participant who is a director as a director, or who hereafter becomes a director, and shall not lessen or affect the Company’s right to remove such director nor (b) confer on any director, or on any person who hereafter becomes a director, any right to continue to serve as a director. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
12. Successors and Assigns
The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

(a)
Proposed modified language underscored.

13. Nontransferability of Awards
Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.
14. Amendments or Termination
The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of stockholders of the Company, if such action would (except as is provided in Section 11 of the Plan), (i) increase the total number of Shares reserved for the purposes of the Plan or the maximum number of Shares for which Awards may be granted to any Participant or (ii) materially modify requirements for participation in the Plan, (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan or (c) without the approval of stockholders of the Company (i) to Section 5(b), relating to repricing of Options or Stock Appreciation Rights, (ii) to Section 6(a), relating to the exercise price of stock options, (iii) to Section 6(b), relating to the maximum option term of ten years, or (iv) to Section 7(a), relating to the maximum Stock Appreciation Right term of ten years for Stock Appreciation Rights that may be settled in Shares; provided, however, that the Board may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.
15. International Participants
With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.
16. Choice of Law
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.
17. Effectiveness of the Plan
The Plan shall be effective as of the Effective Date.

EMCOR GROUP, INC. 301 MERRITT SEVEN, 6TH FLOOR NORWALK, CT 06851 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M91825-P64563 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EMCOR GROUP, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Against Abstain 1a. John W. Altmeyer 1b. Stephen W. Bershad 1c. David A. B. Brown 1d. Larry J. Bump 1e. Anthony J. Guzzi 1f. Richard F. Hamm, Jr. 1g. David H. Laidley 1h. Frank T. MacInnis 1i. Jerry E. Ryan 1j. Michael T. Yonker For Against Abstain 2. Approval by non-binding advisory vote of executive compensation. 3. Approval of the material terms of the performance goals, as modified, in the 2010 Incentive Plan. 4. Ratification of the appointment of Ernst & Young LLP as independent auditors for 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M91826-P64563 EMCOR GROUP, INC. Annual Meeting of Stockholders June 11, 2015 This proxy is solicited by the Board of Directors The undersigned hereby appoints Anthony J. Guzzi, Sheldon I. Cammaker, and Mark A. Pompa, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of EMCOR Group, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Eastern Time on June 11, 2015 in the Town Hall Conference Room, 301 Merritt Seven, Norwalk, Connecticut, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, and 4. Continued and to be signed on reverse side